Exhibit 10.1

DEVELOPMENT AND LICENSE AGREEMENT

This Development and License Agreement (this “Agreement”) is made effective as of October 1, 2004 (the “Effective Date”) by and between Biogen Idec MA Inc., a Massachusetts corporation with its principal place of business at 14 Cambridge Center, Cambridge, Massachusetts 02142 (“Biogen Idec”), and ImmunoGen, Inc., a Massachusetts corporation with its principal place of business at 128 Sidney Street, Cambridge, Massachusetts 02139 (“ImmunoGen”).  Biogen Idec and ImmunoGen are sometimes each hereinafter referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, Biogen Idec is the owner of or otherwise controls certain rights in proprietary technology and know-how relating to certain [***] Antibodies (as defined below); and

WHEREAS, ImmunoGen is the owner of or otherwise controls certain rights in proprietary technology and know-how relating to or otherwise useful in the conjugation of maytansine derivatives to binding proteins; and

WHEREAS, pursuant to the terms and conditions set forth herein, Biogen Idec desires to obtain from ImmunoGen, and ImmunoGen desires to grant to Biogen Idec, a license under certain of ImmunoGen’s technology and/or intellectual property rights to develop and commercialize one or more Licensed Products (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      DEFINITIONS

Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

1.1.                            “Adverse Drug Experience” is defined in 21 CFR 310.305, 21 CFR 314.80, and 21 CFR 600.80, as amended, or any replacements thereof.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.2.                            “Affiliate” shall mean any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement.  For purposes of this Section 1.2, “control” means ownership, directly or indirectly through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, or status as a general partner in the case of any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body or management of a corporation or other entity.

1.3.                            “Agreement” shall mean this Development and License Agreement between the Parties, dated as of the Effective Date, including any exhibits, schedules or other attachments hereto and incorporated herein, as any of the foregoing may be validly amended from time to time.  In the event of any inconsistency between the terms of this Agreement and the terms of any exhibits, schedules or other attachments incorporated herein, unless the Parties expressly agree otherwise in writing, the terms of this Agreement shall govern.

1.4.                            “Antibody” shall mean a composition comprising a whole antibody or fragment thereof (whether polyclonal or monoclonal, multiple or single chain, recombinant, transgenic animal derived or naturally occurring, and any constructs thereof) or having been derived from nucleotide sequences encoding, or amino acid sequences of, such an antibody or fragment.

1.5.                            “[******************]” shall mean any Program Technology that is a structural modification, formulation, method of use, administration or delivery of an [***] [***] or other [***] not [***] to a [***] [***********].

1.6.                            “[***] Antibody” shall mean any Antibody that is Controlled by Biogen Idec and that binds with a protein encoded by any gene within the [***] Gene Family.

1.7.                            “Biogen Idec Background Technology” means any Technology used by Biogen Idec, or provided by Biogen Idec for use, in the Research Program that is useful in the Field and that is (a) Controlled by Biogen Idec as of the Effective Date or (b) Controlled by Biogen Idec and developed or conceived by employees of, or consultants to, Biogen Idec on and after the Effective Date in the conduct of activities outside the Research Program and without the use of any Licensed Technology, Licensed Patent Rights or Joint Program Technology.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.8.                            “Biogen Idec Patent Rights” shall mean all Patent Rights with respect to Biogen Idec Background Technology.

1.9.                            “Biogen Idec Program Technology” shall mean any Program Technology made solely by employees of, or agents or others obligated to assign inventions to, Biogen Idec or a Biogen Idec Affiliate.

1.10.                     “BLA” shall mean a biologics license application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication within the Field.

1.11.                     “Clinical Materials” shall mean any MAY Compound and/or [*****]-MAY Conjugates supplied by ImmunoGen to Biogen Idec pursuant to Section 4.3 and/or the Supply Agreement for use in human clinical testing.

1.12.                     “Collaboration Committee” shall mean the committee with representatives of each Party established as set forth in Section 3.4.

1.13.                     “Combination Product” shall mean a product containing both a Licensed Product and one or more other active ingredients in addition to the Licensed Product that are not covered by the Licensed Patent Rights or do not incorporate Licensed Technology where the other active ingredients have independent, additive or synergistic diagnostic, prophylactic or therapeutic effect in the disease or indication for which the Combination Product is labeled, whether the Licensed Product and the other active ingredients are together in a physical mixture or packaged and priced together as a single product.

1.14.                     “Commercialization” or “Commercialize” shall mean any and all activities constituting importing, marketing, distributing, offering for sale, selling, making, having made, exporting, having exported and supporting the Licensed Product in the Territory for use in the Field.  Commercialization shall include, but not be limited to, promotion as well as post-approval clinical trial and regulatory activities, including Adverse Drug Experience reporting.  When used as a verb, Commercialize shall mean to engage in Commercialization.

1.15.                     “Confidential Information” shall mean, with respect to a Party (the “receiving Party”), all information which is disclosed by the other Party (the “disclosing Party”) to the receiving Party hereunder or to any of its employees, consultants, Affiliates or Sublicensees,

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

except to the extent that the receiving Party can demonstrate by written record or other suitable physical evidence that such information, (a) prior to the disclosure is demonstrably known to the receiving Party or its Affiliates other than by virtue of a prior confidential disclosure to such Party or its Affiliates; (b) as of the date of disclosure is in, or subsequently enters, the public domain, through no fault or omission of the receiving Party; (c) is obtained from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the disclosing Party; or (d) is independently developed by or for the receiving Party without reference to or reliance upon any Confidential Information of the Disclosing Party.  For purposes of clarity, subject to the exceptions in the preceding sentence or as otherwise set forth in this Agreement, (a) any technical or financial information of a disclosing Party disclosed at any meeting of the Collaboration Committee, or disclosed through an audit or other report shall constitute Confidential Information of such disclosing Party, (b) the terms of this Agreement, to the extent not disclosed in a public filing or press release permitted under Section 6 of this Agreement, shall constitute Confidential Information of each Party unless otherwise specified, (c) all know-how and trade secrets disclosed by ImmunoGen to Biogen Idec in connection with the licenses set forth in Section 2.1 of this Agreement shall constitute Confidential Information of ImmunoGen, and (d) all know-how and trade secrets disclosed by Biogen Idec to ImmunoGen in connection with the license set forth in Section 2 of this Agreement shall constitute Confidential Information of Biogen Idec.

1.16.                     “Consumer Price Index or CPI” shall mean the CPI for All Urban Consumers published from time to time by the Bureau of Labor Statistics of the United States Department of Labor.

1.17.                     “Contract Year” shall mean the period beginning on the Effective Date and ending on December 31, 2004 and each succeeding calendar year thereafter during the Term.

1.18.                     “Control” or “Controlled” shall mean, with respect to any Patent Rights Technology or Proprietary Materials (including, without limitation, any MAY Compound, [***] Antibody or other proprietary biologic material covered under this Agreement), the possession by a Party of the ability to grant a license or sublicense (other than by rights granted in this Agreement) of such Patent Rights or Technology and the rights thereto or to supply such

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Proprietary Materials as provided for in this Agreement without violating the terms of any arrangement or agreement between such Party or its Affiliates and any Third Party.

1.19.                     “Cost” shall mean, with respect to any Preclinical Materials or Clinical Materials manufactured and QC tested by ImmunoGen, ImmunoGen’s fully-burdened costs (including the costs associated with product testing and release activities) of producing and packaging such Preclinical or Clinical Materials, including the sum of the following components:  (a) direct costs, including (1) materials directly used in producing and packaging such Preclinical Materials or Clinical Materials and (2) with respect to any Preclinical Materials or Clinical Materials obtained by ImmunoGen from a Third Party and supplied to Biogen Idec without modification, the amount paid by ImmunoGen to such Third Party for the same; (b) an allocation of manufacturing overhead costs, including manufacturing and quality labor and manufacturing and quality supervisory services, operating and administrative costs of the manufacturing and quality departments and occupancy costs which are allocable to company departments based on space occupied or headcount, or another activity-based method; (c) any other reasonable out-of-pocket costs borne by ImmunoGen for the testing, transport, customs clearance, duty, insurance and/or storage of such Preclinical Materials or Clinical Materials; and (d) ImmunoGen’s general and administrative costs, including purchasing, human resources, payroll, information system and accounting, which are allocable to its departments based on space occupied or headcount or another activity-based method, according to GAAP.  Manufacturing overhead costs under the foregoing clause (b) and administrative costs under the foregoing clause (d) are allocable to each batch of Preclinical Material and/or Clinical Material produced based upon the [***] of [***], or any portion of a [***], that a manufacturing [***] is [***] to the [***] (including [******] and [********]) of [***]-MAY Conjugate at ImmunoGen’s facilities.  Notwithstanding the foregoing, Cost shall not include the cost of purchasing any Dedicated Equipment pursuant to Section 4.4 of this Agreement.

1.20.                     “[***] Gene Family” shall mean the family of human [***] genes that encode the proteins known as, [*****] or [**************************] ([***]) [***], the polypeptide sequences which are set forth on Schedule C attached hereto, any polynucleotide encoding an amino acid sequence at least [***]% identical to the aforementioned polypeptide sequences.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.21.                     “[***]-MAY Conjugate” shall mean any conjugate of an [***] Antibody with a MAY Compound.

1.22.                     “Dedicated Equipment” shall mean any equipment, instrument or machinery used by ImmunoGen exclusively in the manufacturing of Preclinical Materials or Clinical Materials.

1.23.                     “Development” and “Develop” shall mean, with respect to any Licensed Product, all activities with respect to such Licensed Product relating to research and development in connection with seeking, obtaining and/or maintaining any Regulatory Approval for such Licensed Product in the Field in the Territory, including without limitation, all pre-clinical research and development activities, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development and performance, all activities relating to developing the ability to manufacture any Licensed Product or any component thereof (including, without limitation, process development work), and all other activities relating to seeking, obtaining and/or maintaining any Regulatory Approvals from the FDA and/or any Foreign Regulatory Authority and Adverse Drug Experience reporting.

1.24.                     “Drug Approval Application” shall mean any application for Regulatory Approval (including pricing and reimbursement approvals) required prior to any commercial sale or use of a Licensed Product in any country or jurisdiction in the Territory, including, without limitation, (a) any BLA, NDA or other regulatory application filed with the FDA prior to any commercial sale or use of a Licensed Product in the United States, and (b) any MAA or other equivalent regulatory application filed with any Foreign Regulatory Authority for Regulatory Approval (including pricing and reimbursement approvals) required prior to any commercial sale or use of a Licensed Product in any other country or jurisdiction in the Territory.

1.25.                     “Effective Date” shall mean the date first written above in the introductory paragraph to this Agreement.

1.26.                     “EMEA” shall mean the European Medicines Agency and any successor agency or authority thereto.

1.27.                     “FDA” shall mean the United States Food and Drug Administration and any successor agency or authority thereto.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.28.                     “Field” shall mean all human therapeutic, diagnostic and prophylactic uses.

1.29.                     “First Commercial Sale” shall mean the date of the first commercial transfer or disposition to a Third Party of a Licensed Product by or on behalf of Biogen Idec or any Affiliate or Sublicensee of Biogen Idec.

1.30.                     “Foreign Regulatory Authority” shall mean the EMEA and any other applicable supranational, national, federal, state or local regulatory agency, department, bureau or other governmental entity of any country or jurisdiction in the Territory (other than the FDA in the United States), having responsibility in such country or jurisdiction for any Regulatory Approvals of any kind in such country or jurisdiction, and any successor agency or authority thereto.

1.31.                     “Full Time Equivalent” or “FTE” shall mean the equivalent of one person-year of work on the Research Program, consisting of [*****] or [*************], and which is carried out by employees, contractors or agents of ImmunoGen having the appropriate scientific expertise to conduct such activities.  For the purposes of this Agreement, [***] person [***] be [***] as [***] than [***] [***] in any given year.

1.32.                     “FTE Cost” shall mean, for any period during the Term of this Agreement, the FTE Rate multiplied by the number of FTEs expended over such period.

1.33.                     “FTE Rate” shall mean, for the [***] [***] [***] Contract Year commencing on the Effective Date, [***]; and, for each Contract Year thereafter, the result obtained by multiplying [***] by the sum of (1+CPI) where CPI is a fraction, the numerator of which is the difference between the Consumer Price Index as of the last month of the immediately preceding Contract Year and the Consumer Price Index as of the month immediately preceding the Effective Date and the denominator of which is the Consumer Price Index as of the month immediately preceding the Effective Date.

1.34.                     “GMPs” shall mean all good manufacturing practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.35.                     “Gross Sales” shall mean the gross amount invoiced by Biogen Idec or its Affiliates or Sublicensees for sales of a Licensed Product to Third Parties in the Territory, including sales to distributors.  Note for purposes of clarification, Gross Sales will include Biogen Idec’s revenue from distributors, and not revenue of the distributors themselves.  A sale

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

or transfer of a Licensed Product by Biogen Idec to one of its Affiliates or Sublicensees shall not be considered a sale to a Third Party for the purpose of this provision but the resale of such Licensed Product by such Affiliate or Sublicensee to a Third Party shall be a sale for such purposes.  In the event the Licensed Product is sold in the form of a Combination Product, Gross Sales will be determined by multiplying actual Gross Sales of such Combination Product by the fraction A/(A + B), where A is the invoice price of the Licensed Product, if sold separately, and B is the invoice price of any other active component or components in the combination, if sold separately, in each case in the same country and in the same class, purity and dosage as in the Combination Product.  If, on a country-by-country basis, the other active component or components in the combination are not sold separately in such country, Gross Sales shall be calculated by multiplying actual Gross Sales of such Combination Product by the fraction A/C where A is the invoice price of the Licensed Product if sold separately, and C is the invoice price of the Combination Product, in each case in the same country and in the same class, purity and dosage as in the Combination Product.  If, on a country-by-country basis, the Licensed Product component of the Combination Product is not sold separately in such country, but the other active component or components are sold separately, Gross Sales shall be calculated by multiplying actual Gross Sales of such Combination Product by the fraction (C-B)/C where B is the invoice price of the other active component or components, if sold separately, and C is the invoice price of the Combination Product, in each case in the same country and in the same class, purity and dosage as in the Combination Product.  If, on a country-by-country basis, neither the Licensed Product nor the other active component or components of the Combination Product is sold separately in such country, Gross Sales, for such Combination Product shall be determined by the Parties in good faith.

1.36.                     “ImmunoGen Materials” shall mean any Proprietary Materials Controlled by ImmunoGen and used by ImmunoGen, or provided by ImmunoGen for use, in the Research Program.  ImmunoGen Materials shall include, without limitation, any MAY Compound.

1.37.                     “ImmunoGen Program Technology” shall mean any Program Technology made solely by employees of, or agents or others obligated to assign inventions to, ImmunoGen or an ImmunoGen Affiliate.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.38.                     “Improvements” shall mean, collectively, [********************], Licensed Technology Improvements, [*************] and MAY Compound Improvements.

1.39.                     “IND” shall mean an investigational new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed or to be filed with the FDA with regard to any Licensed Product.

1.40.                     “Indemnitees” and “Indemnifying Party” shall have the meanings set forth in Section 9.

1.41.                     “Joint Program Technology” shall mean any Program Technology made jointly by at least one employee or agent to, or other person obligated to assign inventions to, ImmunoGen or an ImmunoGen Affiliate, and by at least on employee or agent to, or other person obligated to assign inventions to, Biogen Idec or a Biogen Idec Affiliate.

1.42.                     “Licensed Patent Rights” shall mean any Patent Rights which are Controlled by ImmunoGen or its Affiliates as of the Effective Date or become Controlled by ImmunoGen or its Affiliates during the Term (including without limitation ImmunoGen’s interest in any Improvements Controlled by ImmunoGen or an ImmunoGen Affiliate, and ImmunoGen Program Technology and Joint Program Technology covered by Patent Rights), to the extent necessary or useful to Develop, have Developed, Commercialize, have Commercialized, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported any [***]-MAY Conjugate in the Field in the Territory.  Certain Licensed Patent Rights existing as of the Effective Date are set forth in Schedule A attached hereto and incorporated herein by reference.

1.43.                     “Licensed Product” shall mean any product (a) that incorporates, is comprised of, or is otherwise derived from Licensed Technology, or (b) the Development, Commercialization, manufacture, use, sale, offer for sale, importation or exportation of which would, but for the license granted herein, infringe a Valid Claim of the Licensed Patent Rights.

1.44.                     “Licensed Technology” shall mean any Technology which is Controlled by ImmunoGen or its Affiliates as of the Effective Date or becomes Controlled by ImmunoGen of its Affiliates during the Term (including without limitation ImmunoGen’s interest in any Improvements Controlled by ImmunoGen or its Affiliates, ImmunoGen Program Technology and Joint Program Technology), which is necessary or useful for the Development,

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Commercialization, manufacture, use, sale, offer for sale, import or export of any [***]-MAY Conjugate in the Field in the Territory.

1.45.                     “Licensed Technology Improvements” shall mean any Technology (including without limitation any Program Technology), other than [*******] [***], MAY Compound Improvements or [*****] [*****], conceived or reduced to practice in the course of Development of Licensed Products as a result of the use of Licensed Technology or Licensed Patent Rights or ImmunoGen Materials, that is an enhancement, improvement or modification to the Licensed Technology or to an invention claimed in the Licensed Patent Rights.  Licensed Technology Improvements does not include modifications related to humanization or other structural modifications, formulation, method of use, administration or delivery of an Antibody.

1.46.                     “[*****************]” shall mean any Program Technology that is an [***], [***] or [***] to [***] useful for [***] a [***] or [********], such as a [*******], to [***] or other [***********].

1.47.                     “MAA” shall mean an application filed with the EMEA to market and sell any Licensed Product in the European Union or any country or territory therein for a particular indication within the Field.

1.48.                     “MAY Compound” shall mean any and all maytansinoid compounds, including, without limitation (a) N2’-deacetyl-N2’-(3-mercapto-1-oxopropyl)-maytansine (CAS No. 139504-50-0) (commonly referred to as DM1); (b) N2’-deacetyl-N2-(4-mercapto-1-oxopentyl)-maytansine (commonly referred as DM3); and (c) N2’-deacetyl-N2-(4-mercapto-4-methyl-1-oxopentyl)-maytansine (commonly referred as DM4), and all fragments, variants and derivatives of such maytansinoid compounds.

1.49.                     “MAY Compound Improvements” shall mean any Technology (including without limitation any Program Technology) conceived or reduced to practice in the course of Development of Licensed Products, that is an enhancement, improvement or modification of a MAY Compound, and any compositions or methods useful for the manufacture of such MAY Compound.

1.50.                     “MTA” shall mean that certain Material Transfer and Evaluation Agreement between Biogen, Inc. and ImmunoGen dated [***], [***], as amended by amendments dated [***], [***], [***], [***], [***], [***] and [***], [***].

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.51.                     “NDA” shall mean a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication within the Field.

1.52.                     “Net Sales” shall mean Gross Sales of a Licensed Product less applicable Sales Returns and Allowances.

1.53.                     “Patent Rights” shall mean the rights and interests in and to any and all issued patents and pending patent applications (including inventor’s certificates, applications for inventor’s certificates, statutory invention registrations, applications for statutory invention registrations, utility models, and any foreign equivalents thereof) in any country or jurisdiction in the Territory, including any and all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals and other continuing applications, supplementary protection certificates, renewals, and all letters patent on any of the foregoing, and any and all reissues, reexaminations, extensions, confirmations, registrations and patents of addition on any of the foregoing.

1.54.                     “Phase II Clinical Trial” shall mean, as to a particular Licensed Product for a particular indication, a controlled and lawful study in humans of the safety, dose ranging and efficacy of such Licensed Product for such indication, which is prospectively designed to generate sufficient data (if successful) to commence a Pivotal Clinical Trial of such Licensed Product for such indication.

1.55.                     “Pivotal Clinical Trial” shall mean, as to a particular Licensed Product for a particular indication, a controlled and lawful study in humans of the safety and efficacy of such Licensed Product for such indication, which is prospectively designed to demonstrate statistically whether such Licensed Product is safe and effective for use in such indication in a manner sufficient to file an NDA or BLA to obtain Regulatory Approval to market and sell that Licensed Product in the United States or in any other country in the Territory for the indication under investigation in such study.

1.56.                     “Preclinical Materials” shall mean any MAY Compound and/or [***]-MAY Conjugates supplied by ImmunoGen to Biogen Idec under Section 4.2 for the purpose of conducting research activities and/or preclinical testing with respect to a Licensed Product.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.57.                     “Program Technology” shall mean any Technology, whether or not patentable, conceived or reduced to practice in the conduct of the Research Program, or during manufacture of Preclinical Material or Clinical Material.

1.58.                     “Proprietary Materials” shall mean any tangible chemical, biological or physical research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.

1.59.                     “Regulatory Approval” shall mean any and all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of any Regulatory Authority necessary for the development, pre-clinical and/or human clinical testing, manufacture, quality testing, supply, use, storage, importation, export, transport, marketing and sale of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.

1.60.                     “Regulatory Authority” shall mean the FDA and/or a Foreign Regulatory Authority.

1.61.                     “Research Plan” shall mean the written plan describing the research activities to be carried out by each Party pursuant to this Agreement.

1.62.                     “Research Program” shall mean the research activities in the Field commencing after the Effective Date to be conducted by the Parties pursuant to Section 3.1 of this Agreement and reflected in the Research Plan.

1.63.                     “Sales Returns and Allowances” shall mean the sum of (a) and (b), where: (a) is a provision, determined by Biogen Idec under U.S. GAAP for sales of Licensed Product in the Territory for (i) trade, cash and quantity discounts on Licensed Product (other than price discounts granted at the time of invoicing and which are already included in the determination of Gross Sales), (ii) credits or allowances given or made for rejection or return of previously sold Licensed Product or for rebates or retroactive price reductions (including Medicare, Medicaid and similar types of rebates and chargebacks), (iii) taxes, duties or other governmental charges levied on or measured by the billing amount for Licensed Product, as adjusted for rebates and refunds (excluding income and franchise taxes), (iv) charges for freight and insurance directly related to the distribution of Licensed Product, to the extent included in Gross Sales, and (v)

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

credits for allowances given or made for wastage replacement, indigent patient and any other sales programs for Licensed Product to the extent the sale of the Licensed Product was included in Gross Sales and the credit is applied against such Gross Sales; and (b) is a periodic adjustment of the provision determined in (a) to reflect amounts actually incurred by Biogen Idec in the Territory for items (i), (ii), (iii), (iv) and (v) in clause (a).

1.64.                     “Sublicensee” shall mean any Third Party expressly sublicensed by Biogen Idec in accordance with Section 2.1(a)(ii) of this Agreement.  A Sublicensee shall not include (a) a distributor or other Third Party who purchases Licensed Products for the sole purpose of selling such Licensed Products but not to make, have made or formulate Licensed Product (other than a license to perform final packaging of Licensed Product) or (b) a Third Party who primarily performs sales and/or marketing activities with respect to such Licensed Products.

1.65.                     “Target” shall mean any antigen with which a particular Antibody interacts, and any fragment, peptide or epitope thereof.

1.66.                     “Technology” shall mean and include any and all unpatented proprietary ideas, trade secrets, inventions, discoveries, data, results, formulae, designs, specifications, methods, processes, formulations, techniques, know-how, technical information (including, without limitation, structural and functional information), process information, pre-clinical information, clinical information, and any and all proprietary biological, chemical, pharmacological, toxicological, pre-clinical, clinical, assay, control and manufacturing data and materials.

1.67.                     “Term” shall mean the period commencing on the Effective Date and continuing until the expiration or termination of this Agreement in accordance with the terms hereof.

1.68.                     “Territory” shall mean all countries and jurisdictions of the world.

1.69.                     “Third Party”, as to a Party, shall mean any entity other than the Party and its respective Affiliates.

1.70.                     “Third Party Payments” shall have the meaning set forth in Section 5.3(b).

1.71.                     “Upfront Fee” shall have the meaning set forth in Section 5.1(a).

1.72.                     “Valid Claim” shall mean a claim (i) of any issued, unexpired patent within the Licensed Patent Rights that (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, or (b) has not been revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, or (c) has not been rendered unenforceable through disclaimer or otherwise, or (d) is not lost through an interference proceeding; or (ii) of any patent application within the Licensed Patent Rights that shall not have been (a) cancelled, withdrawn, abandoned, or (b) been pending for more than [***] ([***]) years.

2.                                      GRANT OF RIGHTS

2.1                               License Grants.

(a)                                   Commercialization License.

(i)                                     License to Biogen Idec.  Subject to the terms and conditions of this Agreement, ImmunoGen hereby grants to Biogen Idec an exclusive, royalty-bearing license, including the right to grant sublicenses as described in Section 2.1(a)(ii) below, under the Licensed Patent Rights and Licensed Technology, to Develop, have Developed, Commercialize, have Commercialized, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported Licensed Products in the Field in the Territory.  Biogen Idec shall have the full and unrestricted right to extend the licenses granted under this Section 2.1(a)(i) and elsewhere under this Agreement to its Affiliates.  Biogen Idec shall promptly advise ImmunoGen in writing of any such extension to its Affiliates.  [***] shall be responsible for paying any royalty obligations that ImmunoGen may have to any of its Affiliates or to any Third Party under agreements between ImmunoGen and such Affiliates or Third Parties in effect as of the Effective Date arising from the license grant herein.

(ii)                                  Right to Sublicense.  Biogen Idec shall have the right freely to grant sublicenses to all or any portion of its rights under the license rights granted pursuant to Section 2.1(a)(i) hereof to any Third Party; provided, however, that (1) ImmunoGen shall be notified in writing of each such sublicense, (2) any and all sublicenses shall be consistent with the terms and conditions of this Agreement, and (3) Biogen Idec shall remain obligated for the payment to ImmunoGen of all of its payment obligations hereunder, including, without limitation, the payment of any milestones and royalties described in Section 5 hereof.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(b)                                  Research Licenses.

(i)                                     Research License to Biogen Idec.  Subject to the terms and conditions of this Agreement, during the Term of this Agreement, ImmunoGen hereby grants to Biogen Idec a fully paid up, non-exclusive, royalty free, worldwide license, without the right to grant sublicenses, under the Licensed Technology and Licensed Patent Rights for the sole purpose of conducting the activities required in the performance of its obligations hereunder as part of the Research Program.

(ii)                                  Research License to ImmunoGen.  Subject to the terms and conditions of this Agreement, during the Term of this Agreement, Biogen Idec hereby grants to ImmunoGen a paid-up, non-exclusive, royalty-free, worldwide license, without the right to grant sublicenses, under the Biogen Idec Background Technology and Biogen Idec Patent Rights and Biogen Idec’s interest in any Improvements Controlled by Biogen Idec or its Affiliates, Biogen Idec Program Technology and Joint Program Technology, for the sole purpose of conducting the activities required in the performance of its obligations hereunder as part of the Research Program.

2.2                               Retained Rights and Covenants.

(a)                                   Retained Rights.  Subject to the other terms of this Agreement (including, without limitation, Sections 2.2(b) and 2.3), ImmunoGen retains the right to use the Licensed Technology and Improvements Controlled by ImmunoGen and practice the Licensed Patent Rights (i) to perform its obligations under this Agreement (including without limitation its obligation to manufacture Preclinical Materials and Clinical Materials in accordance with Section 4 of this Agreement) (ii) to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported any product that does not contain a conjugate of a MAY Compound to an Antibody which selectively and specifically binds with a protein encoded by a gene within the [***] Gene Family, and (iii) for any and all uses outside of the Field.

(b)                                  Covenants.  Notwithstanding anything to the contrary contained in this Agreement, ImmunoGen hereby agrees during the Term of this Agreement, that it shall not (i) grant to any Third Party any license or other right under any Patent Rights, Improvements or Technology Controlled by ImmunoGen or its Affiliates to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

sale, import, have imported, export and have exported any product containing a conjugate of a MAY Compound to an Antibody which selectively and specifically binds with a protein encoded by a gene within the [***] Gene Family, or (ii) outside the performance of its obligations under this Agreement, develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported any products containing a conjugate of a MAY Compound to an Antibody which selectively and specifically binds with a protein encoded by a gene within the [***] Gene Family.

2.3                               Improvement Licenses.

(a)                                   License to ImmunoGen.  Biogen Idec hereby grants to ImmunoGen a non-exclusive, fully paid, irrevocable, royalty-free license, including, except as set forth below, the right to grant sublicenses, (i) under Biogen Idec’s interest in Improvements Controlled by Biogen Idec or its Affiliates to manufacture Clinical Materials or Preclinical Materials pursuant to the terms of this Agreement, and/or each applicable Supply Agreement, (ii) under Biogen Idec’s interest in [**********], MAY Compound Improvements, and Licensed Technology Improvements, Controlled by Biogen Idec or its Affiliates, to develop, have developed, commercialize, have commercialized, make, have made, use, sell, have sold, offer for sale, import, have imported, export, and have exported any product that is conjugated to a MAY Compound that is not a conjugate of a MAY Compound to an Antibody which selectively and specifically binds with a protein encoded by a gene within the [***] Gene Family, and (iii) under Biogen Idec’s interest in MAY Compound Improvements and Licensed Technology Improvements Controlled by Biogen Idec or its Affiliates to exploit such MAY Compound Improvements and Licensed Technology Improvements for any and all uses outside of the Field.  The licenses granted under Biogen Idec’s interest in Improvements Controlled by Biogen Idec or its Affiliates are limited to such Improvements only.  Notwithstanding the foregoing, ImmunoGen shall only be permitted to sublicense rights to Improvements granted by Biogen Idec under this Section 2.3(a) to any Third Party which has entered into an agreement with ImmunoGen involving the license to such Third Party of ImmunoGen’s Technology used in the conjugation of maytansine derivatives to binding proteins (“ImmunoGen MAY Technology”)

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

and which contains Substantially Similar Grant Back Rights (as defined below) (each such Third Party, a “Qualified ImmunoGen MAY Licensee”).  For purposes of this Agreement, “Substantially Similar Grant Back Rights” shall mean the grant by a Qualified ImmunoGen MAY Licensee to ImmunoGen of a non-exclusive license to MAY Improvement Patent Rights (as defined below) with the right to sublicense to all other Qualified ImmunoGen MAY Licensees, the grant by a Qualified ImmunoGen MAY Licensee of a non-exclusive license to MAY Improvement Patent Rights (as defined below) to all other Qualified ImmunoGen MAY Licensees, or the ownership by ImmunoGen of MAY Improvement Patent Rights, which ownership results in ImmunoGen Controlling such MAY Improvement Patent Rights.  For purposes of the foregoing, “MAY Improvement Patent Rights” shall mean Patent Rights which are (a) discovered by (or on behalf of) such Qualified ImmunoGen MAY Licensee through the use of ImmunoGen MAY Technology and (b) which represent an enhancement or improvement to ImmunoGen MAY Technology.  Nothing in this Agreement or the course of dealings between the Parties or usage or custom in the industry or trade shall be construed to confer any other rights or licenses to any other intellectual property Controlled by Biogen Idec or its Affiliates by implication, estoppel or otherwise.

(b)                                  Licenses to Biogen Idec.  ImmunoGen hereby grants to Biogen Idec (i) a perpetual, worldwide, non-exclusive, fully paid, irrevocable, royalty-free license, including the right to [*******], under ImmunoGen’s interest in [************] Controlled by ImmunoGen or its Affiliates to develop, have developed, commercialize, have commercialized, make, have made, use, sell, have sold, offer for sale, import, have imported, export and have exported [*****************************] for [***] and [***] and (ii) a [******************] (even as to ImmunoGen) [*******************************], under ImmunoGen’s interest in [*****] Controlled by ImmunoGen or its Affiliates, to develop, have developed, commercialize, have commercialized, make, have made, use, sell, have sold, offer for sale, import, have imported, export and have exported [********] for [***] and [***].  The licenses granted under ImmunoGen’s interest in Improvements Controlled by ImmunoGen or its Affiliates are limited to such Improvements only.  Nothing in this Agreement or the course of dealings between the Parties or usage or custom in the industry or trade shall be construed to

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

confer any other rights or licenses to any other intellectual property Controlled by ImmunoGen or its Affiliates by implication, estoppel or otherwise.

2.4                               Right to [************************].  In accordance with and subject to this Section 2.4, Biogen Idec shall have the right, at any time during the period commencing on the Effective Date and continuing until [***], [***] (the “[**********************]”) to [***] that ImmunoGen [***] into an [****************] on [***************]  to the [***] set forth in this [***] (each, an “[*********************]”) with respect to any Antibody (other than an [***] Antibody) and Target (each, a “[*******]”) by providing a written notice to ImmunoGen, which notice shall specify in reasonable detail the [*******] that it wishes to be the subject of an [*************] (the “[*************]”).  ImmunoGen shall provide a written notice to Biogen Idec within [***] ([***]) days of its receipt of any [*************] specifying whether or not it wishes to [***] into an [*************] with respect to the [******] (the “[**********]”).  In the event that ImmunoGen indicates in its [*************]  that it [***] to the [***] of an [*************] with respect to the [******] described in the [*************], the Parties shall negotiate in good faith an [*************] in the form of [*****] with respect to the [*****].  If in the [*************], ImmunoGen indicates that it does not wish to [***] into an [*************] with respect to the [*****] described in the [*************], ImmunoGen shall have no further obligations to Biogen Idec under this Section 2.4 with respect to the [*****] described in the [*************].  Notwithstanding anything to the contrary set forth in this Agreement, the Parties hereby agree that (a) on and after the expiration of the [****************], ImmunoGen shall have no further obligations to Biogen Idec under this Section 2.4 and (b) Biogen Idec shall have the right to select and maintain no more than [***] ([***]) [*****************************] (in addition to [******]).

3.                                      RESEARCH PROGRAM; DEVELOPMENT AND COMMERCIALIZATION
OF LICENSED PRODUCTS

3.1                               Research Program.

(a)                                   Implementation of Research Program.  As soon as practicable after the Effective Date, the Parties shall prepare a Research Plan which shall set forth with reasonable specificity the research objectives and tasks to be conducted by the Parties under the Research

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Program, which shall be designed to facilitate the selection of the appropriate [***] Antibodies and MAY Compound to be used in preparing the [***]-MAY Conjugate.  Without limiting the foregoing, to the extent that Biogen Idec requests that ImmunoGen manufacture Preclinical Materials and Clinical Materials, ImmunoGen shall, in consultation with Biogen Idec, as part of the Research Program, conduct all process development activities as ImmunoGen determines in its discretion are reasonably necessary to produce the quantities of Preclinical Materials and Clinical Materials so ordered, which process development activities shall be [***] within the [***] of [***] to be [***] by Biogen Idec pursuant to Sections 4.2 and 4.3 of this Agreement, provided that [******] shall have [***]-[***] the [***] for such [******] activities.  The Parties acknowledge and agree that Biogen Idec shall have the final decision making authority with respect to the establishment of, additions to and modifications of the Research Plan, provided that allocation of activities specifically to ImmunoGen under the Research Plan, including any amendments or updates to such activities, shall be subject to ImmunoGen’s prior written consent, which consent shall not be unreasonably withheld.  Each Party agrees that the activities assigned to it in the Research Plan shall be conducted diligently and in good scientific manner in accordance with accepted laboratory practices and in compliance with any and all laws, regulations and bioethical conventions applicable to the jurisdiction in which those activities take place.

(b)                                  Collaborative Efforts and Reports.  The Parties agree that the successful execution of the Research Program will require the collaborative use of both Parties’ areas of expertise.  The Parties shall keep the Collaboration Committee and each other fully informed about the status of the Research Program.  Scientists at ImmunoGen and Biogen Idec shall cooperate in the performance of the Research Program and, subject to any confidentiality obligations to Third Parties, shall exchange information and materials in a mutually acceptable secure manner as necessary to carry out the Research Program, but subject to the provisions of Section 6 hereof.  The Parties expect that such exchange of information and materials may involve short-term on-site visits (up to a few weeks) by scientists of each Party to the facilities of the other Party.

(c)                                   Additional Obligations of ImmunoGen.  Subject to the other terms of this Agreement, ImmunoGen may, [***] [***] [***] [***], conduct such additional research

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

activities that ImmunoGen determines, in its sole discretion are necessary or useful for the Development of Licensed Products.  ImmunoGen shall provide Biogen Idec with all information and materials Controlled by ImmunoGen resulting from such research activities.  Without limiting the generality of the foregoing, at Biogen Idec’s request, ImmunoGen shall from time to time, provide Biogen Idec with technical assistance within ImmunoGen’s area of expertise (or its subcontractors) concerning the Development of Licensed Products, provided that such technical assistance and expertise is within the scope of the Licensed Technology and/or Licensed Patent Rights covered under this Agreement.  Such technical assistance and expertise shall include, but not be limited to, visits by ImmunoGen personnel to Biogen Idec and visits by Biogen Idec personnel to ImmunoGen (or its subcontractors), at Biogen Idec’s expense, at such times and for such periods of time as may be reasonably acceptable to the Parties.

(d)                                  Supply of Proprietary Materials.  From time to time during the Research Program, either Party (the “transferring Party”) may supply the other Party (the “recipient Party”) with its Proprietary Materials for use in the Research Program.  In connection therewith, the recipient Party hereby agrees that (i) it shall not use Proprietary Materials for any purpose other than exercising any rights specifically granted to it or reserved by it hereunder; (ii) it shall use the Proprietary Materials only in compliance with all applicable, federal, state, and local laws and regulations; (iii) it shall not transfer any Proprietary Materials to any Third Party without the prior written consent of the transferring Party, except as expressly permitted hereby or by Article 6; (iv) the transferring Party shall retain full ownership of all such Proprietary Materials; and (v) upon the expiration or termination of this Agreement, the recipient Party shall at the instruction of the transferring Party either destroy or return any Proprietary Materials which are not the subject of the grant of a continuing license hereunder.

(e)                                   Transition of Services Being Provided by ImmunoGen.  In the event that ImmunoGen fails to carry out its material obligation(s) under Section 3.1(a), 3.2(b) 4.2 or 4.3 of this Agreement, (i) Biogen Idec shall provide ImmunoGen with written notice which shall identify such material obligation(s) and (ii) solely to the extent ImmunoGen fails to remedy such failure on or before [***] ([***]) days of receipt of such notice, Biogen Idec may, in addition to other remedies available to it under this Agreement at law and in equity, assume such obligations which ImmunoGen has failed to carry out under such Sections or assign them to a Third Party.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

ImmunoGen agrees to reasonably cooperate with Biogen Idec in the transition of its activities under this Section 3.1(e) to Biogen Idec or a Third Party as contemplated by the preceding sentence, such cooperation to include without limitation using commercially reasonable efforts to [**************************] of [********] to permit Biogen Idec or a Third Party to carry out the activities transitioned under this Section 3.1(e).  Upon completion of the transition of activities set forth above, the Parties shall negotiate in good faith an [****************] to any provisions related to [***] and [***] from Biogen Idec to ImmunoGen under this Agreement to [***] for the [***] of such services.

3.2                               Development and Commercialization.

(a)                                   Responsibility.  Subject to Section 3.3 of this Agreement, on and after the Effective Date, Biogen Idec shall have sole control and authority over the Development and Commercialization of Licensed Products in the Field in the Territory, including, without limitation, (i) research and all pre-clinical Development activities (including the assessment of alternative designs for the [***]-MAY Conjugate, the selection of the final [***] Antibody and MAY Compound to be used in the [***]-MAY Conjugate and the selection of the [***]-MAY Conjugate to be Developed as a Licensed Product, all preclinical and IND-enabling studies, including toxicology testing, any pharmaceutical development work on formulations or process development relating to any such Licensed Product), (ii) all activities related to human clinical trials (including any Phase II Clinical Trials and/or Pivotal Trials), (iii) subject to Section 4 of this Agreement, all activities relating to manufacture and supply of all [***] Antibodies, all MAY Compounds, all [***]-MAY Conjugates and all Licensed Products, to the extent such activities relate to the Development and Commercialization of Licensed Products (including all required process development and scale up work with respect thereto), (iv) all Commercialization, activities relating to any Licensed Product, and (v) all activities relating to any regulatory filings, registrations, applications and Regulatory Approvals relating to any of the foregoing (including any INDs or foreign equivalents, any manufacturing facility validation and/or licensure, any Drug Approval Applications and any

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

other Regulatory Approvals).  Biogen Idec shall own all Technology arising from any such activities under this Agreement as well as all regulatory filings, registrations, applications and Regulatory Approvals relating to Licensed Products (including any INDs or foreign equivalents, any Drug Approval Applications and any other Regulatory Approvals), and all of the foregoing Technology, filings, registrations, applications and Regulatory Approvals relating to Licensed Products shall be considered Confidential Information solely owned by Biogen Idec.  Notwithstanding the foregoing, ImmunoGen shall own all Technology arising from ImmunoGen’s activities relating to the manufacture and supply of MAY Compounds and Licensed Products to Biogen Idec, and all such Technology shall be considered Confidential Information solely owned by ImmunoGen.  All activities relating to Development and Commercialization of Licensed Products under this Agreement shall be undertaken at Biogen Idec’s sole cost and expense, except as otherwise expressly provided in this Agreement.

(b)                                  Licensed Technology and Information – Regulatory Authorities and Manufacturing.  ImmunoGen shall disclose and make available to Biogen Idec in a timely manner all Licensed Technology requested by Biogen Idec for use by Biogen Idec, its Affiliates and Sublicensees in connection with Development and Commercialization activities and filings with Regulatory Authorities including, without limitation, the Licensed Technology relating to the manufacture and supply of MAY Compounds and Licensed Products owned by ImmunoGen under Section 3.2(a) and other Confidential Information and Proprietary Materials of ImmunoGen.  Upon request by Biogen Idec and at Biogen Idec’s expense, ImmunoGen shall transfer to Biogen Idec (and/or a Third Party designated by Biogen Idec) all manufacturing-related Licensed Technology (including without limitation Confidential Information, Proprietary Materials, batch records, assays and SOPs) necessary or useful for Biogen Idec and/or its designee to manufacture and supply Licensed Product and related materials (including without limitation, the MAY Compound and the [***]-MAY Conjugate, Preclinical Materials and Clinical Materials) and ImmunoGen shall use commercially reasonable efforts to ensure that such transfer of Licensed Technology is completed promptly following each such Biogen Idec request.

(c)                                   Due Diligence.  Biogen Idec will use commercially reasonable efforts to Develop Licensed Products, and to undertake investigations and actions required to obtain appropriate Regulatory Approvals necessary to market Licensed Products, in the Field and in the Territory and, if approved, to Commercialize Licensed Products, such commercially reasonable efforts to be in accordance with the efforts and resources Biogen Idec would use for a compound

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

owned by it or to which it has rights, which is of similar market potential at a similar stage in development as the applicable Licensed Product, taking into account the proprietary position of the Licensed Product, the relative potential safety and efficacy of the Licensed Product, the regulatory requirements involved in its Development, Commercialization and Regulatory Approval, the cost of goods and availability of capacity to manufacture and supply the Licensed Product at commercial scale, and other relevant factors including, without limitation, technical, legal, scientific or medical factors.

3.3                               Updates and Reports; Notification of Milestones; Exchange of Adverse Drug Experience Information.

(a)                                   Updates and Reports.  Biogen Idec shall keep ImmunoGen reasonably informed of the progress of Biogen Idec’s efforts to Develop and Commercialize Licensed Products in the Field in the Territory by providing ImmunoGen with brief written reports no less frequently than on or about December 31 of each year during the Term of this Agreement (other than December 31, 2004) which shall summarize Biogen Idec’s efforts to so Develop and Commercialize Licensed Products hereunder, identify the Drug Approval Applications with respect to any Licensed Product that Biogen Idec and its Affiliates and Sublicensees have filed, sought or obtained in the prior twelve (12)-month period, and any they reasonably expect to make, seek or attempt to obtain in the following twelve (12)-month period.

(b)                                  Notification of Milestone Achievement.  Biogen Idec shall provide ImmunoGen with prompt written notice of the occurrence of any event giving rise to an obligation to make a milestone payment to ImmunoGen under Section 5.1(b), which shall in any event be no later than ten (10) business days after the occurrence of such event, and shall provide ImmunoGen with prompt written notice of the occurrence of the First Commercial Sale of any particular Licensed Product.  In the event that, notwithstanding the fact that Biogen Idec has not given any such notice, ImmunoGen believes any such milestone event has occurred, it shall so notify Biogen Idec in writing, and shall provide to Biogen Idec the data and information demonstrating that the conditions for payment have been achieved.  Within ten (10) business days of its receipt of such notice, the Parties shall meet to review the data and information and shall agree in good faith whether or not the conditions for payment have been achieved.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(c)                                   Adverse Drug Experiences.  The Parties agree to negotiate in good faith a safety data exchange agreement within a commercially reasonable period of time before the commencement of a first human clinical trial with Licensed Products, such agreement to cover, among other things, information sharing between the Parties regarding Adverse Drug Experiences relating to Licensed Products; provided, that, the Parties hereby acknowledge and agree that the failure of the Parties to negotiate such agreement foregoing shall in no way limit or otherwise affect the Parties’ respective obligations to provide the other Party with any and all Adverse Drug Experiences in its Control relating to Licensed Products or other MAY Compound-conjugated products as is reasonably necessary to ensure the safe use of MAY Compound-conjugated products by the Parties.

(d)                                  Review of Correspondence for Licensed Products.  Biogen Idec shall use reasonable commercial efforts to provide ImmunoGen with at least [***] ([***]) days advance notice of any material meeting with the FDA which is for the purpose of obtaining Regulatory Approval for any Licensed Product and Biogen Idec shall provide to ImmunoGen the minutes of any such meeting communicated to or from the Regulatory Authority within [***] ([***]) days from the date on which the meeting minutes were submitted to, or received from such Regulatory Agency.

(e)                                   Confidential Information.  All information, reports, updates, Adverse Drug Experience, product complaint and other information provided by the disclosing Party to the receiving Party under this Agreement (including under this Section 3.3), shall be considered Confidential Information of the disclosing Party, subject to the terms, exceptions and permitted disclosures of Section 6.

3.4                               Collaboration Committee.

(a)                                   Mandate and Establishment of Committee.  Promptly after the Effective Date, the Parties shall form a Collaboration Committee to serve as a forum for coordination and communication between the Parties with respect to the Research Program and/or the Development of manufacturing processes applicable to any MAY Compound or Licensed Product covered by this Agreement (including, without limitation, all process science and process development work, formulation work, and quality control/assurance work hereunder), and to assist Biogen Idec in the exercise of its rights to make or have made Licensed Products

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

under this Agreement.  The Collaboration Committee shall solely serve as a forum for coordination and communication and shall not have any authority to make decisions.  Within a reasonable period of time after the Effective Date, the Parties shall each nominate representatives (which shall be no less than two (2) and no more than five (5) each) for membership on the Collaboration Committee.  Each representative shall be an individual of suitable authority and seniority who has sufficient experience in biopharmaceutical drug research, development, manufacturing or commercialization.  Each Party may change its representative(s) as it deems appropriate by notice to the other Party.

(b)                                  Chair of Committee; Meetings.  The chair of the Collaboration Committee shall be one of the Biogen Idec representatives on the Collaboration Committee, as designated by Biogen Idec.  The Collaboration Committee shall meet on a semi-annual basis or other schedule agreed upon by the Parties, unless at least thirty (30) days in advance of any meeting the chair of the Collaboration Committee determines that there is no need for a meeting.  In such instance, the next Collaboration Committee meeting shall also be scheduled as agreed upon by the Parties.  The location of meetings of the Collaboration Committee shall alternate between ImmunoGen’s offices in the United States and Biogen Idec’s offices in the United States, unless otherwise agreed by the Parties. As agreed upon by the Parties, Collaboration Committee meetings may be face-to-face or may be conducted through teleconferences and/or videoconferences.  In addition to its Collaboration Committee representatives, each Party shall be entitled to have other employees attend such meetings to present and participate.  Each Party shall bear all costs and expenses, including travel and lodging expense, that may be incurred by its Collaboration Committee representatives or other of its attendees at Collaboration Committee meetings, as a result of such meetings hereunder.  Minutes of each Collaboration Committee meeting will be transcribed and issued to members of the Collaboration Committee by the chair within thirty (30) days after each meeting, and such minutes shall be reviewed and modified as mutually required to obtain approval of such minutes promptly thereafter.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

4.                                      SUPPLY AND MANUFACTURING OBLIGATIONS

4.1                               Supply of Preclinical Materials, Clinical Materials and Licensed Product.  Biogen Idec shall be responsible, at its sole cost, for manufacturing or having manufactured any materials (including without limitation, the [***] Antibody, the MAY Compound and the [***] [***]-MAY Conjugate) as may be required for all preclinical and clinical studies necessary to obtain Regulatory Approval of Licensed Products and any materials and/or quantities of each Licensed Product as may required for all preclinical and clinical studies applicable to such Licensed Product and for Commercialization of such Licensed Product.

4.2                               Supply of Preclinical Materials by ImmunoGen.  Notwithstanding anything to the contrary in Section 4.1, during the Term of this Agreement, ImmunoGen shall, at Biogen Idec’s request, use reasonable commercial efforts to supply Biogen Idec with such quantities of Preclinical Materials as may be reasonably ordered by Biogen Idec in connection with the conduct of pre-clinical Development activities (including, without limitation, toxicology testing) relating to Licensed Products.  Biogen Idec shall order all amounts of Preclinical Materials, and ImmunoGen shall deliver all such ordered amounts, in accordance with advance ordering timeframes and delivery timeframes, and in accordance with specifications, to be agreed upon by the Parties.  To the extent Biogen Idec requests ImmunoGen to manufacture any [***]-MAY Conjugate, Biogen Idec shall supply ImmunoGen with quantities of [***] Antibody sufficient to enable ImmunoGen to produce such [***]-MAY Conjugate.  ImmunoGen shall use commercially reasonable efforts to deliver such amounts of Preclinical Materials ordered in accordance with the foregoing (including such agreed upon timeframes) in a timely manner; provided, that, to the extent such Preclinical Materials are [***]-MAY Conjugates, ImmunoGen’s obligations shall be contingent on the Parties’ mutual agreement as to specifications and ImmunoGen’s receipt of the required quantities of [***] Antibody from Biogen Idec.  In connection with any ordering of Preclinical Materials by Biogen Idec, ImmunoGen shall provide Biogen Idec promptly with ImmunoGen’s good faith estimate of the Cost for manufacture and supply of such Preclinical Materials.  ImmunoGen’s price to supply Preclinical Materials to Biogen Idec shall equal [******************] ([***]) for such Preclinical Materials.  In connection with such supply, Biogen Idec hereby agrees that (a) it shall

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

not use the Preclinical Materials in any human subject, (b) it shall use the Preclinical Materials in compliance with all applicable federal, state and local laws and regulations, and (c) it (as a matter of contract between itself and ImmunoGen) shall assume all liability for damages that may arise from the use, storage and disposal of any Preclinical Materials, unless such liability results from the negligence or willful misconduct of ImmunoGen or its Affiliates or their respective employees or agents.  Biogen Idec shall be entitled to transfer Preclinical Materials to any Third Party under terms obligating such Third Party not to transfer or use such Preclinical Materials except in compliance with the foregoing clauses (a) and (b) of this Section 4.2.

4.3                               Supply of Clinical Materials by ImmunoGen.  Notwithstanding anything to the contrary in Section 4.1, during the Term of this Agreement, ImmunoGen shall, at Biogen Idec’s request, use reasonable commercial efforts to supply Biogen Idec with such quantities of Clinical Materials as may be reasonably ordered by Biogen Idec in connection with human clinical testing of such Clinical Materials through the completion of any Phase II Clinical Trials deemed necessary by Biogen Idec.  Should Biogen Idec determine in good faith that it plans to request ImmunoGen to manufacture Clinical Materials as provided in the foregoing sentence, ImmunoGen and Biogen Idec shall enter into a separate agreement detailing the terms of supply for any Clinical Materials that ImmunoGen may be so requested to supply to Biogen Idec for the purpose of conducting clinical trials, which supply agreement shall include, without limitation, the terms set forth on Schedule B attached hereto and the remainder of this Section 4.3 (the “Supply Agreement”).  The Supply Agreement will provide that Biogen Idec shall (a) provide ImmunoGen with a non-binding forecast of the quantity of Clinical Materials it reasonably expects to order over the succeeding [***] ([***]) month period and (b) supply ImmunoGen with quantities of bulk [***] Antibody sufficient to enable ImmunoGen to produce the quantity of Clinical Materials so requested.  Subject to the foregoing, Biogen Idec shall order all amounts of Clinical Materials, and ImmunoGen shall deliver all such ordered amounts, in accordance with forecasting parameters, advance ordering timeframes and delivery timeframes to be agreed upon by the Parties in the Supply Agreement.  The Supply Agreement further shall provide that ImmunoGen shall use commercially reasonable efforts to deliver such amounts of Clinical Materials ordered in accordance with the foregoing (including such agreed upon timeframes) in a timely manner; provided, that, ImmunoGen’s obligations shall be contingent on ImmunoGen’s

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

receipt of the required quantities of [***] Antibody from Biogen Idec.  In connection with any ordering of Clinical Materials by Biogen Idec, ImmunoGen shall provide Biogen Idec promptly with ImmunoGen’s good faith estimate of the Cost for manufacture and supply of such Clinical Materials.  The Supply Agreement shall provide that ImmunoGen’s price to supply Clinical Materials to Biogen Idec shall equal [******************] ([***]) [***] for such Clinical Materials.  Biogen Idec hereby agrees that (a) it shall use the Clinical Materials in compliance with all applicable federal, state and local laws, and (b) it (as a matter of contract between itself and ImmunoGen) shall assume all liability for damages that may arise from the use, storage and disposal of such Clinical Materials, unless such liability results from the gross negligence or willful misconduct of ImmunoGen or its Affiliates or their respective employees or agents.  Biogen Idec shall be entitled to transfer Clinical Materials to any Third Party under terms obligating such Third Party not to transfer or use such Clinical Materials except in compliance with the foregoing clauses (a) and (b) of this Section 4.3 and the Supply Agreement.

4.4                               Purchase of Dedicated Equipment.

(a)                                   If, during the Term of this Agreement, ImmunoGen determines in good faith that it is necessary or advisable to purchase Dedicated Equipment in order to perform any of its obligations to manufacture Preclinical Materials and Clinical Materials under Sections 4.2 or 4.3 of this Agreement, then ImmunoGen shall provide Biogen Idec with written notice of such determination, along with the estimated price for such purchase and quality parameters for the Dedicated Equipment, for Biogen Idec’s written approval of such purchase and the price and features of such Dedicated Equipment.  Promptly after the consummation of such purchase, ImmunoGen shall provide Biogen Idec with a copy of the invoice or invoices reflecting such purchase, and, provided that Biogen Idec has provided ImmunoGen with prior written approval of the purchase, Biogen Idec shall reimburse ImmunoGen for the purchase of all such approved equipment hereunder within thirty (30) days of its receipt of such invoice from ImmunoGen; provided, however, that no costs reimbursed by Biogen Idec hereunder (or depreciation of such purchased equipment or instruments) shall be included within the calculation of any Costs under this Agreement.

(b)                                  Title to the Dedicated Equipment shall at all times remain with Biogen Idec.  The Dedicated Equipment shall be and remain the personal property of Biogen Idec.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

ImmunoGen shall cause the Dedicated Equipment to be marked with the name of Biogen Idec as owner and shall execute such documents and take such actions as Biogen Idec may from time to time reasonably deem necessary to maintain or protect Biogen Idec’s ownership interest in the Dedicated Equipment.  ImmunoGen shall not change the location of the Dedicated Equipment without the prior written consent of Biogen Idec and agrees to maintain the Dedicated Equipment free and clear of any liens and encumbrances.

(c)                                   ImmunoGen shall use the Dedicated Equipment solely to perform any of its obligations to manufacture Preclinical Materials and Clinical Materials under Sections 4.2 or 4.3 of this Agreement.  ImmunoGen shall use the Dedicated Equipment in a manner consistent with its intended purposes.  ImmunoGen shall, [*******], cause the Dedicated Equipment to be kept and maintained as recommended by the manufacturer in as good an operating condition as when installed, ordinary wear and tear resulting from proper use excepted, and ImmunoGen will, at Biogen Idec’s expense, provide all service, repair and replacements necessary for such purpose.

(d)                                  Upon Biogen Idec’s request and/or upon termination or expiration of the manufacturing and supply obligations of ImmunoGen under this Agreement, ImmunoGen shall deliver the Dedicated Equipment to Biogen Idec (or a Third Party designated by Biogen Idec) within a reasonable period of time after Biogen Idec’s request and/or termination or expiration of ImmunoGen’s manufacturing and supply obligations at Biogen Idec’s sole expense.

(e)                                   BIOGEN IDEC EXPRESSLY DISCLAIMS AND MAKES TO IMMUNOGEN NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR AGAINST LATENT DEFECTS OR OTHERWISE WITH RESPECT TO THE DEDICATED EQUIPMENT.  All assignable warranties made by the manufacturer or supplier relating to the Dedicated Equipment are hereby assigned to ImmunoGen so long as ImmunoGen (or one of its Affiliates is in possession of the Dedicated Equipment and ImmunoGen agrees to resolve any claims directly with the manufacturer or supplier.  BIOGEN IDEC IS NOT RESPONSIBLE OR LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSSES OF IMMUNOGEN OR ANY THIRD PARTY RESULTING FROM

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

THE INSTALLATION, OPERATION OR USE BY IMMUNOGEN OF THE DEDICATED EQUIPMENT.

5.                                      PAYMENTS AND ROYALTIES

5.1                               Milestone Payments for Licensed Products.

(a)                                   Upfront Fee.  In consideration of the grant of the license described in Section 2.1 hereof, Biogen Idec hereby agrees to pay ImmunoGen an upfront fee (the “Upfront Fee”) in the amount of $1,000,000 payable in immediately available funds within ten (10) business days of the Effective Date.  The Upfront Fee shall be [***] only to the extent provided in Section 5.1(c) below.

(b)                                  Milestones.  In further consideration of the grant of the license by ImmunoGen hereunder, and subject to the other terms of this Agreement, Biogen Idec will make the following nonrefundable, noncreditable payments to ImmunoGen within [***] ([***]) days after the first occurrence of each of the milestones set forth below:

Milestone	Milestone Payment

[******] for a [**********]	$	[******]

[**********] of [***]
[**********] in [*****] for a [**********]	$	[******]

[**********] of [*************]
for a [**********]	$	[******]

[**********] or [********] for a [********]	$	[******]

[**********] of [***] or [***] or other [********]
[*****] by the [***] for a [**********]	$	[******]

[**********] of an [***] or other [***]
[********] by the [***] for a [**********]	$	[******]

[**********] of a [**************] for a
[**********] in [***]	$	[******]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[**********] of [**********]
[*************]	$	[******]

[**********] of [**********]
[*************]	$	[******]

It is hereby acknowledged and agreed that any milestone payment shall be made only once, with respect to the first achievement of the relevant milestone regardless of how many times such milestone is achieved and how many Licensed Products achieve such milestone under this Agreement.  Biogen Idec shall notify ImmunoGen of the achievement of each milestone hereunder as provided in Section 3.3(b) above.

(c)                                   [*********] of [******].  In the event that an [*******************************************
*******], Biogen Idec shall give ImmunoGen written notice of same and Biogen Idec shall be entitled to [***] a [***] of the [***] pursuant to Section [***] above towards the [***] included in any [***] that may be [***] by the Parties in accordance with Section 2.4 which covers a [***] of an [***] by Biogen Idec and a [***], as follows:

[******] of [***] of [****] [******] Under Section [***]	[*********] of [*********] That Can Be [***]

From [******] to [***], [***]	[***]

From [***], [***] to , [***]	[***]

From [***], [***] to [***], [***]	[***]

From [***], [***] to [***], [***]	[***]

On and after [***], [***] and [***]	[***]

Notwithstanding the above, the Parties hereby acknowledge and agree that ImmunoGen shall be under no obligation to [***] into any [************] with Biogen Idec.

5.2                               Research Funding.  In consideration of the performance by ImmunoGen of the Research Program, Biogen Idec will pay ImmunoGen for all FTEs used by ImmunoGen in such Research Program, as described in the Research Plan and/or agreed to by the Parties, at a rate per FTE equal to the FTE Rate.  From time to time after the Effective Date, the Parties shall agree in writing upon the number of FTEs required of ImmunoGen for agreed-upon portions of the Research Program and Biogen Idec shall pay the FTE Cost for the FTEs who perform the

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

approved activities but [***] to [***] the [***] of [***] reflected in such written agreement.  If, at any time during the Term of this Agreement, ImmunoGen determines that the actual number of FTEs for a particular period agreed to by the Parties is [***] to [***] the [***] set forth in such written agreement for such period, ImmunoGen shall give Biogen Idec prompt written notice of same and the Parties shall discuss in good faith whether to [***] the [***] of such [******] [***] or to [***] the [***] to be [***], such that such [***] are [***].

5.3                               Payment of Royalties; Royalty Rates.

(a)                                   Royalty Payments.  In further consideration of the grant of the license by ImmunoGen hereunder, and subject to the other terms of this Agreement, commencing on the first date of First Commercial Sale of Licensed Products in any country or jurisdiction in the Territory, Biogen Idec shall pay to ImmunoGen the following royalties (subject to Sections 5.3(b) and 5.5), based on Net Sales of all Licensed Products sold by Biogen Idec, its Affiliates and/or Sublicensees, on an incremental basis in each calendar year during the royalty term specified in Section 5.5, at the following rates:

For Annual Worldwide Net Sales of Licensed Products	Royalty Rate (% of Annual Net Sales)

Above $[***] and up to $[******]	[***]	%

Above $[******] and up to $[******]	[***]	%

Above $[******]	[***]	%

(b)                                  Third Party Royalty Offset.  In the event that Biogen Idec determines that, in order to Develop, have Developed, Commercialize, have Commercialized, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export or have exported Licensed Products in any country in the Territory, it must make and actually does make royalty payments to any Third Party (“Third Party Payments”) (a) pursuant to a license to an issued patent or patents or patent applications, in the absence of which the MAY Compound portion of a Licensed Product could not or, in the case of patent applications, if a patent or patents issued from such an application, would not be able to be developed, manufactured or sold in such country and/or (b) pursuant to a license to an issued patent or patents specific to the Licensed Technology, in the absence of which any of the Licensed Technology reasonably necessary to conjugate MAY Compound to an [***] Antibody as part of Licensed Product could

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

not or, in the case of patent applications, if a patent or patents issued from such an application, would not be able to be practiced, then the royalties due to ImmunoGen for such Licensed Product may be reduced by [***] percent ([***]%) of the amount of such Third Party Payments in such country.  Notwithstanding the foregoing, in the event that any license referred to in (a) or (b) above is to a patent application or applications that do not result in an issued patent on or before [***] ([***]) years from the date of filing (calculated from the latest date of filing in the case of a license involving multiple patent applications), then (1) any adjustment to the royalties relating to such license under this Section 5.3(b) shall be immediately suspended unless and until such time as a patent is issued and (2) except with respect to licenses to a patent application or applications from a Third Party or its Affiliates excepted from the representation made by ImmunoGen under Section 9.1(i), Biogen Idec shall as promptly as possible make a one-time payment to ImmunoGen in an amount equal to the difference between the adjusted royalty that was paid by Biogen Idec as a result of such patent application license and the amount of the royalty that would have been paid to ImmunoGen if no such adjustment had been made.  In no event shall the reductions under this Section 5.3 and the reductions under Sections 5.5 and 7.5 reduce the royalty for any Licensed Product payable under Section 5.3(a) to less than [***] percent ([***]%) of Net Sales in any country.  Furthermore, in the event Biogen Idec determines that it is necessary or useful for the Development or Commercialization of Licensed Products to obtain a license to Technology or Patent Rights owned or controlled by a Third Party, ImmunoGen agrees to take reasonable action to assist Biogen Idec in obtaining such a license upon request by Biogen Idec and at Biogen Idec’s sole expense but without [*********] to Biogen Idec (other than such expense) or such Third Party. Such action by ImmunoGen may include providing reasonable assistance to Biogen Idec to the extent it seeks to execute, or have executed by ImmunoGen, any documents that may be reasonably necessary to remove contractual impediments placed on such Third Party by ImmunoGen restricting such Third Party from granting such a license to Biogen Idec.

5.4                               One Royalty.  Only one royalty, calculated in accordance with this Section 5, shall be payable to ImmunoGen hereunder for each sale of a Licensed Product.

5.5                               Royalty Term; Royalty Rate for Net Sales for Licensed Products not covered by a Valid Claim of the Licensed Patent Rights.  Biogen Idec shall pay royalties with respect

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

to each Licensed Product on a country-by-country and Licensed Product-by-Licensed Product basis until the later of (a) [***] ([***]) years from the First Commercial Sale of such Licensed Product in such country and (b) the expiration of the last to expire Valid Claim of the Licensed Patent Rights which, but for the license granted to Biogen Idec herein, would be infringed by the manufacture, use, sale, offer for sale, or importation of the Licensed Product in such country (the “Royalty Term”).  Following such Royalty Term, Biogen Idec shall have a fully paid-up, irrevocable, freely transferable and sublicensable license in such country under the relevant Licensed Patent Rights and Licensed Technology, to Develop, have Developed, Commercialize, have Commercialized, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported such Licensed Product in such country.  Notwithstanding the foregoing, if, during the Royalty Term, the use or sale of a Licensed Product by Biogen Idec, its Affiliates or Sublicensees in a country in which the Licensed Product is sold is not covered by a Valid Claim of the Licensed Patent Rights covering the Licensed Product in such country, the royalties payable with respect to Net Sales in such country shall be reduced by [***] percent ([***]%) of the amounts otherwise due under Section 5.3(a).

5.6                               Payment Terms.

(a)                                   Payment of Milestones; Payment of Royalties.  Biogen Idec shall make any milestone payments owed to ImmunoGen hereunder in United States Dollars, using the wire transfer provisions of Section 5.6(d) within [***] ([***]) days after the occurrence of the applicable milestone.  Biogen Idec shall make any royalty payments owed to ImmunoGen in United States Dollars, quarterly within [***] ([***]) days following the end of each calendar quarter for which sales giving rise to such royalties are deemed to occur (as provided in the next sentence), using the wire transfer provisions of Section 5.6(d).  For purposes of determining when a sale of any Licensed Product occurs under this Agreement, the sale shall be deemed to occur on the earlier of (i) the date the Licensed Product is received by the third party purchaser or (ii) the date of the invoice to the purchaser of the Licensed Product.  Each royalty payment shall be accompanied by a report for each country in the Territory in which sales of Licensed Products occurred in the calendar quarter covered by such statement in substantially the form attached hereto as Schedule D.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(b)                                  Accounting.  All payments hereunder shall be made in the United States in United States dollars. Conversion of foreign currency to United States dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal) on the last business day of the applicable calendar quarter to which payment relates.  If The Wall Street Journal ceases to be published, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States as the Parties reasonably agree.

(c)                                   Tax Withholding; Restrictions on Payment.  All payments hereunder shall be made free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable).  Biogen Idec shall make any applicable withholding payments due on behalf of ImmunoGen and shall promptly provide ImmunoGen with written documentation of any such payment sufficient to satisfy the requirements of the United States Internal Revenue Service relating to an application by ImmunoGen for a foreign tax credit for such payment.  If by law, regulations or fiscal policy of a particular country in the Territory, remittance of royalties in United States Dollars is restricted or forbidden, written notice thereof shall promptly be given to ImmunoGen, and payment of the royalty shall be made by the deposit thereof in local currency to the credit of ImmunoGen in a recognized banking institution designated by ImmunoGen by written notice to Biogen Idec.  When in any country in the Territory the law or regulations prohibit both the transmittal and the deposit of royalties on sales in such country, royalty payments shall be suspended for as long a such prohibition is in effect and as soon as such prohibition ceases to be in effect, all royalties that Biogen Idec would have been under an obligation to transmit or deposit but for the prohibition shall forthwith be deposited or transmitted, to the extent allowable.

(d)                                  Wire Transfers.  All payments hereunder shall be made to ImmunoGen by bank wire transfer in immediately available funds to the account designated by ImmunoGen by written notice to Biogen Idec from time to time.

5.7                               Overdue Payments.  Subject to the other terms of this Agreement, royalties or milestones not paid within the time period set forth in this Section 5 shall bear interest at a rate of [***] percent ([***]%) plus three-month LIBOR (London Interbank Offering Rate) from the delinquency date until paid in full, provided that in no event shall such annual rate exceed the

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

maximum interest rate permitted by law in regard to such payments.  Such royalty or milestone payment when made shall be accompanied by all interest so accrued.  Such interest and the payment and acceptance thereof shall not negate or waive the right of ImmunoGen to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

5.8                               Records Retention; Audit.

(a)                                   Royalties.  Commencing as of the date of First Commercial Sale of the first Licensed Product, Biogen Idec and its Affiliates and Sublicensees shall keep for at least [***] ([***]) years from the end of the calendar year to which they pertain complete and accurate records of sales by Biogen Idec or its Affiliates or Sublicensees, as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the royalties to be confirmed.

(b)                                  Audit.  Subject to the other terms of this Section 5.8(b), at the request of ImmunoGen, upon at least [***] ([***]) business days’ prior written notice, and at its sole expense (except as otherwise provided herein), Biogen Idec shall permit an independent certified public accountant reasonably selected by ImmunoGen and reasonably acceptable to Biogen Idec to inspect (during regular business hours) the relevant records required to be maintained by Biogen Idec under Section 5.8(a).  At ImmunoGen’s request (which shall not be made more frequently than once per calendar year), the accountant shall be entitled to audit the then-preceding [***] ([***]) years of Biogen Idec’s records for purposes of verifying Biogen Idec’s royalty calculations; provided, that no year shall be audited more than once.  At Biogen Idec’s request, the accountant shall enter into a confidentiality agreement with both Parties substantially similar to the provisions of Section 6 limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to this Section 5.8.  Results of any such audit shall be made available to both Parties and shall be binding on both Parties.  ImmunoGen agrees to treat the results of any such accountant’s review of Biogen Idec’s records under this Section 5.8 as Confidential Information of Biogen Idec subject to the terms of Section 6.  If any such audit reveals a deficiency in the calculation of royalties resulting from any underpayment by Biogen Idec, Biogen Idec shall promptly pay ImmunoGen the amount remaining to be paid (plus interest thereon at the rate provided in Section 5.7 above), and if such underpayment is by [***] percent ([***]%) or more, Biogen Idec

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

shall pay the costs and expenses of the audit.  If such audit reveals overpayments by Biogen Idec in any year, such amounts shall be refunded by ImmunoGen to Biogen Idec.

6.                                      TREATMENT OF CONFIDENTIAL INFORMATION

6.1                               Confidential Information.  ImmunoGen and Biogen Idec each recognize that the other Party’s Confidential Information constitutes highly valuable and proprietary confidential information.  For a period of [***] ([***]) years after the receipt of any such Confidential Information from the disclosing Party hereunder, subject to the terms of this Section 6, the receiving Party shall keep confidential and not disclose (by publication or otherwise) such Confidential Information of the disclosing Party, and shall not use, publish or otherwise disclose Confidential Information of the disclosing Party for any purpose other than those purposes contemplated by this Agreement.  Each receiving Party shall take such action, and shall cause its Affiliates or Sublicensees to take such action, to preserve the confidentiality of the disclosing Party’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information, using, in all such circumstances, not less than reasonable care. Each receiving Party, upon the request of the disclosing Party, will return all the Confidential Information disclosed or transferred to it by the disclosing Party pursuant to this Agreement other than Confidential Information that was included in a filing with a Regulatory Authority, including all copies and extracts of documents and all manifestations in whatever form, within [***] ([***]) days of the termination or expiration of this Agreement; provided however, that a receiving Party may retain (a) any Confidential Information of the disclosing Party relating to any license which expressly survives termination and (b) one (1) copy of all other Confidential Information in inactive archives solely for the purpose of establishing the contents thereof.

6.2                               Permitted Disclosures; Publications.

(a)                                   Disclosures to Certain Employees, Agents and Third Parties.  Each receiving Party shall be entitled to disclose Confidential Information of the disclosing Party to employees of the receiving Party, provided that such employees are bound by obligations of confidentiality to the receiving Party, and also to Affiliates, Sublicensees, potential Sublicensees, consultants, agents, Third Parties (other than Regulatory Authorities) for any purpose provided for in this Agreement, provided that any such Affiliate, Sublicensee, potential Sublicensee,

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

consultant, agent or other Third Party (other than Regulatory Authorities) has first agreed to confidentiality restrictions and obligations at least as protective as this Section 6, in each case for any purpose contemplated by this Agreement (including without limitation Development and Commercialization of Licensed Products and as reasonably necessary for a Party to exercise any of its rights or perform any obligations under this Agreement).

(b)                                  Disclosures to Regulatory Authorities.  Biogen Idec shall be entitled to disclose Confidential Information of ImmunoGen to Regulatory Authorities in connection with Licensed Products free of any obligation to obtain agreement or an understanding from any Regulatory Authority that it will maintain the confidentiality of such Confidential Information.

(c)                                   Other Permitted Disclosures.  Notwithstanding the foregoing, Confidential Information of a disclosing Party may be disclosed by the receiving Party to the extent such disclosure is reasonably necessary for (i) filing or prosecuting patent applications or maintaining patents, (ii) prosecuting or defending litigation, enforcing rights and/or obligations under this Agreement, or (iii) complying with applicable laws, regulations or court order; provided, that, if a receiving Party is required by applicable law, regulation or court order to make such disclosure of the disclosing Party’s Confidential Information, it will give reasonable advance notice of the need for such disclosure and will use its commercially reasonable efforts to secure confidential treatment (if available) of such disclosing Party’s Confidential Information required to be disclosed.

(d)                                  Review of Publications.  Each receiving Party shall consult with the disclosing Party prior to the submission of any manuscript for publication if the publication will contain any Confidential Information of the disclosing Party, unless applicable laws and regulations prohibit such consultation.  Such consultation shall include providing a copy of the proposed manuscript to the disclosing Party at least [***] ([***]) days prior to the proposed date of submission to a publisher, incorporating appropriate changes proposed by the disclosing Party regarding its Confidential Information into the manuscript submission and deleting all Confidential Information of the disclosing Party as it may request; provided, however, that the disclosing Party’s review hereunder shall be deemed completed at the end of such [***] ([***])-day period. Notwithstanding the foregoing, ImmunoGen shall not present or publish results of

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

any research or other activities under this Agreement related to Licensed Products (including under the Research Program) without the prior written consent of Biogen Idec.

6.3                               Use of Names; Press Releases.

(a)                                   Use of Names.  A Party may not use the name of the other Party (or any trademarks or trade names of the other Party) in any publicity or advertising without the prior written consent of the other Party.

(b)                                  Press Releases.  Neither Party may issue a press release or otherwise publicize or disclose the terms or conditions of this Agreement or its activities under this Agreement, without the prior written consent of the other Party; provided, however, that (i) either Party may make such a disclosure to the extent required by law or by the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded, (ii) either Party may make such a disclosure to any investors, prospective investors, lenders and other potential financing sources who are obligated to keep such information confidential, and (iii) Biogen Idec may make disclosures about its Development and Commercialization of Licensed Products under this Agreement without the prior written consent of ImmunoGen; provided, that, if any such disclosure includes a description of any Technology and/or Patent Rights Controlled by ImmunoGen, Biogen Idec shall confirm the accuracy of such information with ImmunoGen prior to releasing such disclosure and if any such disclosure includes patentable subject matter not covered by the Licensed Patent Rights, Biogen Idec shall obtain the prior written consent of ImmunoGen to such disclosure.  In the event of any disclosure under (i) or (ii), the disclosing Party shall make reasonable efforts to provide the other Party with notice beforehand and to coordinate with the other Party with respect to the wording and timing of any such disclosure which consent shall not be unreasonably withheld.  The Parties shall mutually agree on the text of any press release announcing the execution of this Agreement.  Once any written text is approved (as applicable) for disclosure by both Parties as provided herein, either Party may make subsequent or repeated public disclosures of the contents thereof without the further approval of the other Party.

6.4                               Integration; Survival.  As to the subject matter of this Agreement, this Section 6 supersedes any confidential disclosure agreements between the Parties, including, without limitation, the confidentiality provisions of the MTA, and of that certain Confidentiality

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Agreement effective [***], [***].  Any confidential information of a Party under any such agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Section 6.  Section 6 shall survive termination or expiration of this Agreement.

7.                                      PROVISIONS CONCERNING THE FILING, PROSECUTION AND
MAINTENANCE OF PATENT RIGHTS

7.1                               Ownership of Intellectual Property.

(a)                                   Solely-Owned Technology.  Subject to the licenses granted hereunder, ImmunoGen shall own (i) the Licensed Patent Rights, the Licensed Technology, the ImmunoGen Materials, (ii) all ImmunoGen Program Technology and (iii) all inventions (including, without limitation, Improvements) conceived and reduced to practice solely by employees of or agents or others obligated to assign inventions to ImmunoGen or an ImmunoGen Affiliate (“ImmunoGen Inventions”).  Subject to the licenses granted hereunder, Biogen Idec shall own (i) the Biogen Idec Background Technology, the Biogen Idec Patent Rights and the Biogen Idec Proprietary Materials, (ii) all Biogen Idec Program Technology and (iii) all inventions (including, without limitation, Improvements) conceived and reduced to practice solely by employees of or agents or others obligated to assign inventions to Biogen Idec or a Biogen Idec Affiliate (“Biogen Idec Inventions”).  Subject to the licenses granted to Biogen Idec under this Agreement, the Party solely owning any Technology hereunder shall be the sole owner of any inventorship certificate(s), patent application(s) and patent(s) thereon. All determinations of inventive contribution shall be as determined by United States laws of inventorship.  Subject to the terms of Section 7.2 below relating to Improvements, the Party solely owning an invention hereunder will be solely responsible, at its own cost and expense and in its sole discretion, for the filing, prosecution and maintenance of any inventorship certificate(s), patent application(s) and patent(s) thereon.

(b)                                  Joint Technology.  Subject to the licenses granted hereunder, all Joint Program Technology shall be jointly owned by ImmunoGen and Biogen Idec.  All determinations of inventive contribution shall be as determined by United States laws of inventorship.  The Parties shall also jointly own any inventorship certificate(s), patent application(s) and patent(s) on any inventions related to Joint Program Technology and

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Improvements jointly conceived and reduced to practice hereunder by at least one employee of or agent or other person obligated to assign inventions to ImmunoGen or an ImmunoGen Affiliate and by at least one employee of or agent or other person obligated to assign inventions to Biogen Idec or a Biogen Idec Affiliate (“Joint Inventions”).  The terms of Section 7.2 below relating to Joint Program Technology shall apply to any inventorship certificate(s), patent application(s) and patent(s) thereon.

(c)                                   Disclosure.  As regards any Program Technology hereunder, each Party shall provide to the other Party any invention disclosure made during the course of performance of this Agreement and relating to activities carried out hereunder within [***] ([***]) days after such Party receives such disclosure from its employees, agents or others obligated to assign inventions to such Party.

7.2                               Patent Filing, Prosecution and Maintenance.

(a)                                   ImmunoGen Rights – Solely-Owned Technology.  Subject to the other terms of this Section 7.2, ImmunoGen shall have the right to prepare, file, prosecute, obtain and maintain, at its sole cost and expense, all Licensed Patent Rights including all Patent Rights covering ImmunoGen Program Technology and ImmunoGen Inventions.  ImmunoGen will keep Biogen Idec reasonably informed of the status of each such filing covering Licensed Patent Rights and Patent Rights covering ImmunoGen Program Technology and ImmunoGen Inventions that are Improvements licensed to Biogen Idec under Section 2.3, and the prosecution and maintenance thereof, including, without limitation, by using reasonable commercial efforts to (i) provide Biogen Idec with a copy of any such proposed patent application covering ImmunoGen Program Technology and/or ImmunoGen Inventions that are Improvements licensed to Biogen Idec under Section 2.3 for review and comment reasonably in advance of filing, and (ii) provide Biogen Idec a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s), or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction and supporting documentation, including without limitation, relevant portions of the underlying prosecution file history so that Biogen Idec has a reasonable opportunity to review and comment.  If ImmunoGen fails to undertake the filing(s) of any patent application with respect to any

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

invention under such Licensed Patent Rights or such Patent Rights covering such ImmunoGen Program Technology or ImmunoGen Improvements within [***] ([***]) days after receipt of written notice from Biogen Idec that Biogen Idec believes filing of such an application by ImmunoGen is appropriate, Biogen Idec may undertake such filing(s) at its own expense.

(b)                                  Biogen Idec Rights.  Biogen Idec shall have the right to prepare, file, prosecute, obtain and maintain, at its sole cost and expense, all Patent Rights covering Biogen Idec Background Technology, Biogen Idec Program Technology and Biogen Idec Inventions.  Biogen Idec will keep ImmunoGen reasonably informed of the status of each such filing covering Biogen Idec Inventions that are Improvements licensed to ImmunoGen under Section 2.3, and the prosecution and maintenance thereof, including, without limitation, by using reasonable commercial efforts to (i) provide ImmunoGen with a copy of any such proposed patent application covering Biogen Idec Program Technology and/or Biogen Idec Inventions that are Improvements licensed to ImmunoGen under Section 2.3 for review and comment reasonably in advance of filing, and (ii) provide ImmunoGen a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction and supporting documentation, including without limitation, relevant portions of the underlying prosecution file history so that ImmunoGen has a reasonable opportunity to review and comment.  If Biogen Idec fails to undertake the filing(s) of any patent application with respect to any invention under such Biogen Idec Improvement within [***] ([***]) days after receipt of written notice from ImmunoGen that ImmunoGen believes filing of such an application by Biogen Idec is appropriate, ImmunoGen may undertake such filing(s) at its own expense.

(c)                                   Joint Program Technology.  As regards any Patent Rights claiming Joint Program Technology and Joint Inventions, the Party from whom the majority of the data underlying any such Joint Program Technology or Joint Inventions arose (the “controlling Party”) will have the first right, but not the obligation, to undertake filing(s), prosecution and maintenance of inventorship certificate(s), patent application(s) and patent(s) thereon.  In connection with any such filing(s), the controlling Party will use patent counsel mutually

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

acceptable to each Party (in its reasonable determination) and the Parties will, prior to filing of the patent application, agree on mutually acceptable sharing of the costs and expenses of such filing(s), prosecution and maintenance.  In any case the controlling Party (i) will provide the non-controlling Party with a copy of any such proposed patent application for review and comment reasonably in advance of filing, and (ii) will keep the non-controlling Party reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, by using reasonable commercial efforts to (A) provide the non-controlling Party with copies of all communications received from or filed in patent office(s) with respect to such filing, and (B) provide the non-controlling Party, a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that the non-controlling Party has a reasonable opportunity to review and comment. If the controlling Party fails to undertake the filing(s) of any such patent application with respect to any such Joint Program Technology or Joint Inventions within [***] ([***]) days after receipt of written notice from the other Party that the other Party believes filing(s) of such an application by such Party is appropriate, such other Party may undertake such filing(s) at its own expense, in which case the non-filing Party will assign all of its rights to such Joint Program Technology or Joint Inventions to the filing Party and any subsequently issued patent thereon will be owned solely by the filing Party.  Subject to the licenses granted under this Agreement, either Party may assign its rights hereunder to any Joint Program Technology or Joint Inventions, inventorship certificate, patent application or patent to the other Party, who will then have the right, in its discretion, to assume the filing, prosecution and/or maintenance thereof as the sole owner thereof and at its sole cost and expense.

7.3                               Notice of Infringement.  If, during the Term of this Agreement, either Party learns of any actual, alleged or threatened infringement by a Third Party of any Licensed Patent Rights under this Agreement, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

7.4                               Infringement of Patent Rights.

(a)                                   ImmunoGen Rights to Control.  ImmunoGen shall have the first right (but not the obligation), at its own expense, to bring and control the suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of the Licensed Patent Rights including Patent Rights covering ImmunoGen Improvements, with legal counsel of its own choice.  Biogen Idec shall have the right, at its own expense, to be represented in any such action by ImmunoGen by counsel of Biogen Idec’s own choice; provided, however, that under no circumstances shall the foregoing affect the right of ImmunoGen to bring and control the suit as described in the first sentence of this Section 7.4(a).  If ImmunoGen does not file any action or proceeding against such infringement within [*********] ([***]) days after the later of (i) ImmunoGen’s notice to Biogen Idec under Section 7.3 above, (ii) Biogen Idec’s notice to ImmunoGen under Section 7.3 above, or (iii) a written request from Biogen Idec to take action with respect to such infringement, then Biogen Idec shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice. ImmunoGen shall have the right, at its own expense, to be represented in any such action by Biogen Idec by counsel of ImmunoGen’s own choice.  Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 7.4(a) attributable to the development, manufacture, sale or importation of Licensed Products under this Agreement, shall first be applied to reimburse the costs and expenses (including attorneys’ fees) of the Party bringing such suit or proceeding or taking such other legal action, then to the costs and expenses (including attorneys’ fees), if any, of the other Party and second, to Biogen Idec in reimbursement for lost sales associated with Licensed Products and to ImmunoGen in reimbursement for lost royalties owing hereunder based on such lost sales.  Any other damages, awards or amounts recovered (including for punitive damages) shall be allocated as follows:  (A) if Biogen Idec is the Party bringing such suit or proceeding or taking such other legal action, [***] percent ([***]%) to Biogen Idec, and [***] percent ([***]%) to ImmunoGen, (B) if ImmunoGen is the Party bringing such suit or proceeding or taking such other legal action, [***] percent ([***]%) to ImmunoGen and (C) if the suit is brought jointly, [***] percent ([***]%) to each Party.  If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as party plaintiff if necessary to

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder.

(b)                                  Infringement of Joint Program Technology.  As to any actual, alleged or threatened infringement of any Patent Rights jointly owned by ImmunoGen and Biogen Idec under this Agreement, including actions against any alleged infringer, the Parties hereto will consult with each other in good faith regarding the best manner in which to proceed.  The Parties agree as a basic principle that in the case of such actions against infringers, the expenses incurred and damages awarded shall be for the account of the Party or Parties who take such actions to the extent of their financial participation therein.

(c)                                   Biogen Idec Rights to Control.  Biogen Idec shall have the sole right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened misappropriation or infringement of the Biogen Idec Background Technology and Biogen Idec Improvements, with legal counsel of its own choice.

7.5                               Third Party Patents.  If any Third Party claims that a patent it owns or controls claims any aspect of a Licensed Product or its manufacture, use, sale, offer for sale, or importation, the Party with notice of such claim shall notify the other Party promptly. In such circumstances, Biogen Idec shall have the sole right (but not the obligation), at its own expense, to defend or bring suit (or take other appropriate legal action) using legal counsel of its own choice.  ImmunoGen shall have the right, at its own expense, to be represented in any such action by Biogen Idec by counsel of ImmunoGen’s own choice; provided, however, that under no circumstances shall the foregoing affect the right of Biogen Idec to control the suit as described in the first sentence of Section 7.4(c).  Biogen Idec shall have the sole control and authority over how to respond to and defend against such Third Party claims and whether and how to bring any counterclaims and will keep ImmunoGen reasonably informed of the status of the claims.  In the event that pursuant to any suit, proceeding or other legal action taken under this Section 7.5, a court of competent jurisdiction orders the payment of any damages, monetary awards or other amounts by Biogen Idec to such Third Party and such court determines that all or a portion of such damages, monetary award or other award is attributable to the development, manufacture,

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

sale or importation of the MAY Compound portion of a Licensed Product, Biogen Idec shall be entitled to offset [***] percent ([***]%) of the applicable portion of such damages, monetary award or other amounts against any royalties then owed or which become due thereafter under this Agreement to ImmunoGen.  Notwithstanding the foregoing, in no event shall the reductions under Sections 5.3 and 5.5 and this Section 7.5 reduce the royalty for any Licensed Product payable under Section 5.3(a) to less than [***] percent ([***]%) of Net Sales in any country.  In the event further manufacture, use, sale, offer for sale or importation of the Licensed Product is enjoined as a result of a judgment in any suit, proceeding or other legal action taken under this Section 7.5 the Parties shall cooperate with each other reasonably and in good faith to comply with such judgment.

7.6                               Trademarks.  All Licensed Products shall be sold under one or more trademarks and trade names selected and owned by Biogen Idec in the Territory.  Biogen Idec shall control the preparation, prosecution and maintenance of applications related to all such trademarks and trade names in the Territory, at its sole cost and expense and at its sole discretion.  ImmunoGen shall notify Biogen Idec promptly upon learning of any actual, alleged or threatened infringement of a trademark or trade name applicable to a Licensed Product in the Territory, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses in the Territory.  All of the costs, expenses and legal fees in bringing, maintaining and prosecuting any action to maintain, protect or defend any trademark owned by Biogen Idec hereunder, and any damages or other recovery, shall be Biogen Idec’s sole responsibility, and taken in its sole discretion.

7.7                               Integration.  This Section 7 supersedes any agreement between the Parties as to the subject matter hereof, including, without limitation, any provisions of the MTA relating to inventions, patent applications and patents.

8.                                      TERM AND TERMINATION

8.1                               Term; Expiration.  The term of this Agreement (the “Term”) shall, unless earlier terminated, expire on a country-by-country basis upon the expiration of the final royalty payment obligation with respect to the final Licensed Product under Section 5.3(a) above.  Upon the expiration of the Term of this Agreement, Biogen Idec shall have a fully paid-up, irrevocable,

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

freely transferable and sublicensable license under the Licensed Patent Rights and Licensed Technology, to Develop, have Developed, Commercialize, have Commercialized, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported any and all Licensed Products in the Territory.

8.2                               Termination.  Subject to the other terms of this Agreement:

(a)                                   Voluntary Termination by Biogen Idec.  Biogen Idec shall have the right to terminate this Agreement at anytime upon providing at least [***] ([***]) days prior written notice to ImmunoGen.

(b)                                  Breach.  A Party may terminate this Agreement and the licenses granted herein, effective upon written notice to the other Party, upon any breach by the other Party of any material obligation or condition of this Agreement, which material breach remains uncured [***] ([***]) days after the non-breaching Party gives a first written notice to the other Party describing such breach in reasonable detail; provided, however, that in the event of a payment breach by Biogen Idec under this Agreement, the applicable cure period shall be [***] ([***]) days (in lieu of [***] ([***]) days) but the other terms of this Section 8.2(b) shall apply to termination in connection with any such payment breach.  Notwithstanding anything set forth herein, if the asserted material breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

(c)                                   Bankruptcy.  A Party may terminate this Agreement, effective on written notice to the other Party, in the event the other Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the other Party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the other Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of the other Party, and any such foregoing events shall have continued for [***] ([***]) days undismissed, unbonded and undischarged.  All rights and

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the United States Bankruptcy Code.  The Parties agree that in the event of the commencement of a bankruptcy proceeding by or against one Party hereunder under the United States Bankruptcy Code, the other Party shall be entitled to complete access to any such intellectual property, and all embodiments of such intellectual property, pertaining to the rights granted in the licenses hereunder of the Party by or against whom a bankruptcy proceeding has been commenced, subject, however, to payment of the milestone amounts and royalties set forth in this Agreement through the effective date of any termination hereunder.

8.3                               Effects of Termination.  Upon any termination of this Agreement by ImmunoGen under Section 8.2(b), as of the effective date of such termination, all relevant licenses and sublicenses granted by ImmunoGen to Biogen Idec hereunder shall terminate automatically.  Notwithstanding the foregoing, (a) no such termination of this Agreement shall be construed as a termination of any valid sublicense of any Sublicensee hereunder, and thereafter each such Sublicensee shall be considered a direct licensee of ImmunoGen, provided, that, (i) such Sublicensee is then in full compliance with all terms and conditions of its sublicense, (ii) all accrued payments obligations to ImmunoGen have been paid, and (iii) such Sublicensee agrees to assume all obligations of Biogen Idec under this Agreement within ten (10) business days of ImmunoGen having given notice to the Sublicensee of such termination and of all obligations of Biogen Idec under this Agreement, and (b) Biogen Idec and its Sublicensees shall have the right, for [***] ([***]) months or such longer time period (if any) on which the Parties mutually agree in writing, to sell or otherwise dispose of all inventoried Licensed Products then on hand, with royalties to be paid to ImmunoGen on all Net Sales of such Licensed Products as provided for in this Agreement.

8.4                               Remedies.  Except as otherwise expressly set forth in this Agreement, the termination provisions of this Section 8 are in addition to any other relief and remedies available to either Party at law.

8.5                               Surviving Provisions.  Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 2.3, 3.3(e), 4.5(b), 4.5(c), 4.5(d), 5.9(b), 6, 7.2, 7.4, 7.5, 8.1, 8.3, 8.4, 8.5, 9.3, 10 and 11 as well as any rights or obligations otherwise

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term of this Agreement. Without limiting the generality of the foregoing, Biogen Idec shall have no obligation to make any milestone or royalty payment to ImmunoGen that has not accrued prior to the effective date of any termination of this Agreement, but shall remain liable for all such payment obligations accruing prior to the effective date of such termination.

9.                                      REPRESENTATIONS AND WARRANTIES

9.1                               ImmunoGen Representations.  ImmunoGen represents and warrants to Biogen Idec that:  (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ImmunoGen corporate action; (b) this Agreement is a legal and valid obligation binding upon ImmunoGen and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which ImmunoGen is a party or by which it is bound; (c) ImmunoGen has the full right and legal capacity to grant the licenses and rights to Biogen Idec pursuant to Section 2 above without violating the rights of any Third Party or any agreements between ImmunoGen or its Affiliates and any Third Party; (d) to ImmunoGen’s knowledge, no Patent Rights within the Licensed Patent Rights are invalid or unenforceable and as of the Effective Date no patents within the Licensed Patent Rights have expired; (e) to ImmunoGen’s knowledge, it has disclosed to Biogen Idec all facts known to ImmunoGen as of the Effective Date that ImmunoGen believes to be materially relevant to the patentability, validity and enforceability of the Licensed Patent Rights; (f) during the Term of the Agreement, ImmunoGen will not take any action that it reasonably believes would in any material way prevent it from granting the rights granted to Biogen Idec under this Agreement with respect to Licensed Patent Rights or Licensed Technology Controlled by ImmunoGen after the Effective Date; (g) to ImmunoGen’s knowledge, but without conducting any independent patent search of any kind, it is not aware of any issued patents claiming inventions relating to Licensed Technology or Licensed Patent Rights owned or controlled by an ImmunoGen Affiliate or a Third Party which would be infringed by the use of Licensed Patents to manufacture, sell, use or import Licensed Products as contemplated by this

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Agreement, and as of the Effective Date, ImmunoGen is not aware of any infringement by a Third Party of the Licensed Patent Rights; (h) ImmunoGen has not received any notice from any Third Party claiming that patents owned or controlled by such Third Party are being infringed by it in the course of its conduct in substantially the same activities under Licensed Patent Rights as are contemplated in the research, Development and Commercialization of Licensed Products under this Agreement; and, (i) except as otherwise disclosed by ImmunoGen to Biogen Idec as of the Effective Date, ImmunoGen’s agreements with its Qualified ImmunoGen MAY Licensees in effect as of the Effective Date include Substantially Similar Grant Back Rights (as that term is defined in Section 2.3 (a) above).

9.2                               Biogen Idec Representations.  Biogen Idec represents and warrants to ImmunoGen that:  (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Biogen Idec corporate action; and (b) this Agreement is a legal and valid obligation binding upon Biogen Idec and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Biogen Idec is a party or by which it is bound.

9.3                               No Warranties.

(a)                                   Except as specifically set forth in Section 9.1, nothing in this Agreement is or shall be construed as:

(i)                                     a warranty or representation by ImmunoGen as to the validity or scope of any patent application or patent within the Licensed Patent Rights;

(ii)                                  a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties.

(b)                                  Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED.  WITHOUT LIMITING THE FOREGOING, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, THAT ANY LICENSED PRODUCT WILL BE SUCCESSFULLY DEVELOPED OR MARKETED, OR THAT THE DEVELOPMENT,

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

MANUFACTURE, SALE, IMPORTATION OR USE OF THE LICENSED PRODUCT(S) WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

10.                               INDEMNIFICATION; LIABILITY

10.1                        Indemnification.

(a)                                   Biogen Idec Indemnity.  Subject to Section 10.1(b) below and the remainder of this Section 10, Biogen Idec shall indemnify, defend and hold harmless ImmunoGen, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), from and against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon such ImmunoGen Indemnitees, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters, that arise out of or relate to (i) any actions or omissions of Biogen Idec or any Affiliate or Sublicensee of Biogen Idec, in the development, testing, production, manufacture, supply, promotion, import, sale or use by any person of any Licensed Product (or any component thereof) manufactured or sold by Biogen Idec or any Affiliate or Sublicensee of Biogen Idec, under this Agreement, (ii) any material breach of this Agreement by Biogen Idec, or (iii) the gross negligence or willful misconduct on the part of Biogen Idec, its Affiliates or their respective employees or agents, except to the extent of ImmunoGen’s responsibility therefor under Section 10.1(b) below.

(b)                                  ImmunoGen Indemnity.  Subject to Section 10.1(a) above and the remainder of this Section 10, ImmunoGen shall indemnify, defend and hold harmless Biogen Idec, its Affiliates and their respective directors, officers, employees, and agents, and their respective successors, heirs and assigns (the “Biogen Idec Indemnitees”), from and against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon such Biogen Idec Indemnitees, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters, that arise out of or relate to (i) any material breach of this Agreement by ImmunoGen, or (ii) the gross negligence or willful

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

misconduct on the part of ImmunoGen, its Affiliates or their respective employees or agents, except to the extent of Biogen Idec’s responsibility therefor under Section 10.1(a) above.

10.2                        Indemnification Procedures.  In the event that any Indemnitee is seeking indemnification under Section 10.1 above from a Party (the “Indemnifying Party”), the other Party shall notify the Indemnifying Party of such claim with respect to such Indemnitee as soon as reasonably practicable after the Indemnitee receives notice of the claim, and the Party (on behalf of itself and such Indemnitee) shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration) and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim.

10.3                        Liability.  NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

11.                               MISCELLANEOUS

11.1                        Entire Agreement; Amendments.  This is the entire Agreement between the Parties with respect to the subject matter herein, and supersedes any prior agreements, understandings, negotiations or correspondence between the Parties respecting the subject matter hereof, whether written or verbal (including, without limitation, the MTA, and that certain Confidentiality Agreement effective [***], [***].  No modification or other amendment of this Agreement shall be effective unless in writing and signed by a fully authorized representative of each Party.

11.2                        Waiver.  The terms or conditions of this Agreement may be waived only by a written instrument executed by a duly authorized representative of the Party waiving compliance.  The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same.  No waiver by either Party

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

11.3                        Governing Law.  This Agreement will be construed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts entered into and to be performed entirely within the Commonwealth of Massachusetts without giving effect to any choice of law principles that would require the application of the laws of a different state.  Notwithstanding the foregoing, any dispute, controversy or claim arising out of this Agreement relating to the scope, validity, enforceability or infringement of any Patent Rights or other intellectual property rights shall be submitted to a court of competent jurisdiction in the territory in which such Patent Rights or other intellectual property rights were granted or arose.

11.4                        Notices.  Any notices, requests, deliveries, approvals or consents required or permitted to be given under this Agreement to Biogen Idec or ImmunoGen shall be in writing and shall be personally delivered or sent by telecopy (with machine confirmation of transmission) or by overnight courier providing evidence of receipt or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other Party hereto):

If to ImmunoGen:	ImmunoGen, Inc.
128 Sidney Street
Cambridge, MA 02139
Attn: Chief Executive Officer
Fax: (617) 995-2510

with a copy to	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attn: [***]. [***], Esq.
Fax: (617) 542-2241

If to Biogen Idec:	Biogen Idec MA Inc.
14 Cambridge Center
Cambridge, MA 02142
Attn: Executive Vice President, Business Development
Fax: (617) 679-2617

with a copy to	Biogen Idec MA Inc.
14 Cambridge Center

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Cambridge, MA 02142
Attn: Executive Vice President and General Counsel
Fax: (617) 679-2838

Such notices shall be deemed to have been sufficiently given on:  (a) the date sent if delivered in person or transmitted by facsimile, or (b) the next business day after dispatch in the case of overnight courier.

11.5                        No Implied Licenses.  Except as expressly set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

11.6                        Headings.  Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

11.7                        Assignment.  This Agreement may not be assigned by either Party without the consent of the other, except that each Party may, without such consent, assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, to any purchaser of all or substantially all of its assets in the line of business to which this Agreement pertains or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporations.

11.8                        Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party.  In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

11.9                        Construction.  The Parties hereto acknowledge and agree that:  (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

11.10                 Severability.  If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

current applicable law from time to time in effect during the term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party’s rights under this Agreement are not materially affected.  The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

11.11                 Status.  Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

11.12                 Dispute Resolution.  The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement relating to either Party’s rights and/or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any determination of the validity of the Parties’ patents (hereinafter, a “Dispute”).  In the event of the occurrence of any such Dispute, the Parties shall, by written notice to the other Party, have such dispute referred to their respective senior officers designated below (and to any designated officer of a Biogen Idec Sublicensee, if such Dispute involves such Sublicensee), for attempted resolution by good faith negotiations commencing promptly after such notice is received.  Said designated senior officials of the Parties are as follows:

For Biogen Idec:	Chief Executive Officer; and
For ImmunoGen:	Chief Executive Officer.

In the event the designated senior officials are not able to resolve such Dispute, the Parties may seek to mediate their Dispute, on terms and with a mediator mutually agreeable to the Parties.

11.13                 Further Assurances.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other such acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

11.14                 Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.

BIOGEN IDEC MA INC.		IMMUNOGEN, INC.

By:	/s/ Michael Gilman, Ph.D.	By:	/s/ Pauline Jen Ryan

Name:	Michael Gilman, Ph.D.	Name:	Pauline Jen Ryan

Title:	Executive Vice President, Research	Title:	Senior Vice President, Business
Development

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

SCHEDULE A

LICENSED PATENT RIGHTS

[*******************]

[*************************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[******************************************************************************************]

[***************************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[*********************************]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[********]	[***]	[***]	[*********************************]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[********************]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[*********************************]

[*********************************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[**********]	[***]	[***]	[**************************************]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[********************************************************]

[**************************************************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[*******]	[***]	[***]	[****************************************]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[****************************************]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[****************]

[************************************************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***********]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[***]	[***]	[*********]	[***]	[***]	[******************************************]	[***]	[***]	[***]	[***]

[********************************************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[*****************]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[*************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[************************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[**********************************]

[******************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[*****************]

[*********************************************************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[**********]	[***]	[***]	[******************************************]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[**********************************]

[*********************************************************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***************]			[***]	[***]	[***]	[***]
[***]	[***]	[***********]	[***]	[***]	[*************************************]			[***]	[***]	[***]	[***]

[****************]

[********************************************************************************************************]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[*********]	[***]	[***]	[*************************************]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[********************************]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[**************************************]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

SCHEDULE B

PROVISIONS FOR SUPPLY AGREEMENTS

[***] Supply Agreements [***]

[***************************************************************]

[***************************************************************]

[********************************************************************************************************
*************************************************************************************]

[********************************************************************************************************
*************************************************************************************]

[********************************************************************************************************
*********************************************************************************************************
********************************************************************************************]

[********************************************************************************************************
*************************************************************************************]

[***************************************************************]

[***************************************************************]

[********************************************************************************************************
*************************************************************************************]

[***************************************************************]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

SCHEDULE C

POLYPEPTIDE SEQUENCES OF [***] [***]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

[***************************************************************]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.

SCHEDULE D

FORM OF ROYALTY REPORT

[********]

[*********************]

[******]

[*****] [***]	[******]	[*******]	[******]

	[***]		[***]

[******]	[***]		[***]

CONFIDENTIAL

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential investment under Rule 24b-2 under the Securities Exchange Act of 1934.